Mid-America Apartment Communities, Inc.
Mid-America Apartments, L.P.






Revolving Credit Agreement






                       AmSouth Bank of Alabama
                              Administrative Agent







                                             December __, 1996

Contents

 1   Loan terms                                                      1
                  1.1                                        The Loans       1
                  1.2                                       Borrowings       2
                  1.3                                      Commitments       2
                  1.4                                            Notes       2
                  1.5          Maximum amounts of Loans and Borrowings       2
                  1.6                           Minimum Borrowing size       2
                  1.7                              Swing Line Facility       3
                  1.8                                Letters of Credit       5
                  1.9                Drafts under the Letter of Credit       6
                  1.10                               Maturity of Loans       7
                  1.11                                      Unused Fee       7
                  1.12                           Letter of Credit Fees       7
                  1.13                                  Commitment Fee       8
                  1.14                                Interest Periods       8
                  1.15                                        Interest       8
                  1.16                   Maximum Eurodollar Borrowings       9
                  1.17      Borrowers' termination of Borrowing Rights       9
                  1.18                                     Prepayments       9
                  1.19                              Payments generally      10
                  1.20                                  Funding losses      11
                  1.21                              Pro-rata treatment      11
                  1.22                                   Whole dollars      12

 2   Eurodollar Borrowing and Conversion procedures                 12
                  2.1                                Borrowing Notices      12
                  2.2                                 Funding of Loans      12
                  2.3                         Lender's failure to fund      13
                  2.4                                      Conversions      14
                  2.5                                Defective notices      15

 3   Conditions                                                     15
                  3.1                      Conditions to effectiveness      15
                  3.2                         Conditions to Borrowings      16
                  3.3                   Conditions to Maintaining Loan      19
                  3.4                Conditions to Release of Property      20
                  3.5               Conditions to Addition of Property      21

 4   Representations and warranties                                 21
                  4.1                    Corporate existence and power      21
                  4.2          Corporate, Partnership and governmental
                                     authorization; non- contravention      22
                  4.3                                   Binding effect      22
                  4.4                            Financial information      22
                  4.5                       No material adverse change      22
                  4.6                                       Litigation      23
                  4.7                                            Taxes      23
                  4.8                            Compliance with ERISA      23
                  4.9              Not an investment company or public
                                               utility holding company      23
                  4.10                              Margin regulations      24
                  4.11                                 Title to assets      24
                  4.12   Contracts or restrictions affecting Borrowers      24
                  4.13                                      No default      24
                  4.14                          Patents and Trademarks      24
                  4.15                            Hazardous Substances      25
                  4.16                    Real Estate Investment Trust      25

 5   Affirmative Covenants                                          25
                  5.1                            Financial information      25
                  5.2               Maintenance of property; insurance      27
                  5.3                             Compliance with laws      29
                  5.4              Books and records; payment of Taxes      29
                  5.5                               Notice of Defaults      29
                  5.6                                     ERISA events      29
                  5.7                                  Use of proceeds      30
                  5.8 Maintenance of existence; merger; sale of assets      30
                  5.9                              Right of inspection      30
                  5.10                              Environmental laws      30
                  5.11              Notice of adverse change in assets      31
                  5.12                                 Indemnification      31
                  5.13                     Debt service coverage ratio      31
                  5.14                              Adjusted NOI ratio      31
                  5.15                                         Payrate      31
                  5.16                                       Net worth      31
                  5.17 Qualification as a Real Estate Investment Trust      31

 6   Negative Covenants of Borrowers                                32
                  6.1                                     Indebtedness      32
                  6.2                                       Guaranties      33
                  6.3                                   Sale of Assets      33
                  6.4         Accounts Receivable From Related Persons      34
                  6.5                  Loans to Officers and Employees      34
                  6.6                         Line of Credit Financing      34
                  6.7                       Trademarks and Trade Names      34
                  6.8                               Net Operating Loss      34
                  6.9                                  Dividend Payout      34
                  6.10                          Other Financial Ratios      35
                  6.11                                         Control      35
                  6.12                                         Arizona      35

 7   Default                                                        35
                  7.1                                Events of Default      35
                  7.2                                Action on Default      41
                  7.3                                Notice of Default      42

 8   The Administrative Agent                                       42
                  8.1                    Appointment and authorization      42
                  8.2                                    Other conduct      42
                  8.3                             Scope of obligations      42
                  8.4                        Consultation with experts      43
                  8.5                Liability of Administrative Agent      43
                  8.6                                  Indemnification      43
                  8.7                   Successor Administrative Agent      44
                  8.8                                             Fees      44

 9   Change in circumstances                                        45
                  9.1                Eurocurrency Reserve Requirements      45
                  9.2                 Increased cost or reduced return      45
                  9.3                  LIBOR unavailable or inadequate      47
                  9.4                                    Illegal Loans      48
                  9.5                        Termination of suspension      48
                  9.6                                Taxes on payments      48
                  9.7                                 Change of Office      50
                  9.8                            Replacement of Lender      51

 10  Miscellaneous                                                  51
                  10.1                                         Notices      52
                  10.2   No waivers; remedies cumulative; integration;
                                                              survival      52
                  10.3                     Expenses; documentary Taxes      53
                  10.4                                 Indemnification      53
                  10.5                             Sharing of set-offs      55
                  10.6                          Amendments and waivers      55
                  10.7                          Successors and assigns      56
                  10.8                            Borrowers' liability      58
                  10.9          No reliance on Margin Stock collateral      59
                  10.10                                Credit decision      59
                  10.11                                    Alabama law      59
                  10.12                           Waiver of jury trial      59
                  10.13                               Venue of Actions      60
                  10.14                                      Execution      60
                  10.15                                       Survival      60

11   Definitions and usages                                         60
                  11.1                                     Definitions      60
                  11.2             Accounting terms and determinations      76
                  11.3                            Miscellaneous usages      77

List of Schedules                                                   77

List of Exhibits                                                    78

Revolving Credit Agreement

This Revolving Credit Agreement is dated as of December __, 1996 (this "Agreement") among

     Mid-America Apartment Communities, Inc. ("MAAC"),

     Mid-America Apartments, L.P. ("Mid-America"),

     the financial institutions listed on Schedule 1 as amended or supplemented from time to time (the "Lenders"), and

     AmSouth Bank of Alabama, an Alabama banking corporation, as Administrative Agent for the Lenders, its successors and assigns (in such capacity, the "Administrative Agent").




The parties, intending to be legally bound, severally agree as follows:

 1Loan terms
   1.1  The Loans          Each  "Lender  shall make loans  ("Loans")
                           to   MAAC  and  Mid-America,  jointly  and
                           severally (each a "Borrower" and  together
                           the "Borrowers").
                           The  agreements  of the  Lenders  to  make
                           Loans, are several and not joint.
                           All  Loans shall be made on the terms, and
                           subject   to  the  conditions,   of   this
                           Agreement.   The  Borrowers  may   borrow,
                           repay,  prepay  and  reborrow  under  this
                           Agreement  from the Effective  Date  until
                           the  Termination Date of the Loan,  in  an
                           aggregate principal amount not to  exceed,
                           at  any  one time outstanding, the  lesser
                           of:
                           *  the   sum  of  Ninety  Million  Dollars
                              ($90,000,000.00), or
                           *  the  Borrowing Base reduced by (a)  the
                              amount  of  all outstanding Letters  of
                              Credit,  (b)  the amount of outstanding
                              Advances,  and  (c) the FTB  Letter  of
                              Credit, to the extent of $2,615,903.
                           If  the  Borrowers should desire to obtain
                           funds  to  pay construction costs incurred
                           with  respect  to  a Development  Project,
                           the   Borrower   shall   submit   to   the
                           Administrative  Agent (i)  detailed  plans
                           and  specifications  for  the  Development
                           Project,  and  (ii)  paid  invoices,  duly
                           certified to be true and correct by  MAAC,
                           the   architect   performing   inspections
                           during    the    construction    of    the
                           Development   Project  and   the   general
                           contractor,   if  any,  constructing   the
                           Development  Project.   Such   costs   and
                           expenses must be verified and approved  by
                           the     Administrative     Agent's     own
                           construction  consultant, at  the  expense
                           of the Borrowers.
   1.2  Borrowings         All  Loans  to  the  Borrowers  that  have
                           Interest  Periods that begin on  the  same
                           day   and  end  on  the  same  day   shall
                           constitute     a     single      borrowing
                           ("Borrowing").
   1.3  Commitments        A  Lender's Commitment as of the  date  of
                           this   Agreement  is  the   amount   shown
                           opposite  its  name  on  Schedule   1;   a
                           Lender's  Commitment may  be  subsequently
                           reduced  pursuant  to  this  Agreement  or
                           increased    pursuant   to   a   permitted
                           assignment.   As  of  the  date  of   this
                           Agreement,  the Aggregate   Commitment  is
                           $90,000,000.
   1.4  Notes              The   Loans   shall   be   evidenced    by
                           promissory   notes   of   the   Borrowers,
                           payable  to  the order of each Lender,  in
                           the  principal amount of their  respective
                           Proportionate   Share  of  the   Aggregate
                           Commitment,  and in the form substantially
                           the  same as the copy of the Note attached
                           hereto as Exhibit A (the "Notes").
   1.5  Maximum amounts of LoansNo   Lender   shall  make  Loans   in   an
        and Borrowings     aggregate  unpaid  principal  amount  that
                           exceeds  the  Lender's  Commitment.   Each
                           Borrowing shall consist of Loans  made  by
                           the   Lenders  in  proportion   to   their
                           respective Commitments.
                           No  Loan  shall  be made to the  Borrowers
                           if,  immediately following the  making  of
                           the  Loan,  the aggregate unpaid principal
                           amount  of  all  Loans  to  the  Borrowers
                           would  exceed the lesser of the  Aggregate
                           Commitment or the Borrowing Base.
   1.6  Minimum Borrowing sizeEach  Borrowing shall be in the  principal amount  of $2,000,000 or a larger integral
                           multiple of $500,000.
   1.7  Swing Line FacilityThe   "Swing  Line  Facility"   is   being
                           extended  under,  and as a  component  of,
                           the  Aggregate Commitment,  and  shall  be
                           advanced    and    readvanced    by    the
                           Administrative Agent to the  Borrowers  in
                           accordance  with  the provisions  of  this
                           Agreement   hereinafter  set  forth,   and
                           shall   be   evidenced  by,  and  payable,
                           together   with   interest   thereon,   in
                           accordance  with  the provisions  of,  the
                           Swing  Line Facility Note.  The  Borrowers
                           expressly acknowledge and agree that
                           *  the   Administrative   Agent   directly
                              assumes  the  obligation to  fund,  and
                              shall  have  the  sole  obligation   to
                              fund,  100%  of  each  Advance  of  the
                              Swing  Line Facility which is made,  or
                              required  to  be  made,  in  accordance
                              with  the provisions of this Agreement,
                              and
                           *  the  Borrowers shall not have the right
                              under any fact or circumstance to  look
                              to  any other party, including, without
                              limitation, any other Lender,  for  the
                              funding  of all or any portion  of  the
                              Swing  Line Facility which is  required
                              to  be  made  in  accordance  with  the
                              provisions  of  this Agreement  if  the
                              Administrative Agent shall  default  in
                              doing  so,  all  risk of  such  default
                              being  assumed in all respects  by  the
                              Borrowers.
                           Subject  to satisfaction of the applicable
                           general terms and conditions set forth  in
                           this  Agreement, Advances under the  Swing
                           Line  Facility  will be available  on  any
                           day  the Administrative Agent is open  for
                           business  and  on the same day  notice  is
                           given    by   the   Borrowers    to    the
                           Administrative  Agent, provided  that  any
                           such  request  by  the  Borrowers  for  an
                           Advance  under the Swing Line Facility  is
                           received   by  the  Administrative   Agent
                           prior  to  1:00 P.M., Birmingham time,  on
                           the  date such Advance is requested.   The
                           outstanding  principal balance  under  the
                           Swing  Line  Facility may be  prepaid,  in
                           whole  or in part and at any time, without
                           prior  notice to the Administrative  Agent
                           and   without   payment  of   penalty   or
                           premium.  Notice of prepayments under  the
                           Swing  Line  Facility must be received  by
                           the  Administrative Agent  prior  to  1:00
                           P.M.,   Birmingham   time,   and   payment
                           received by the close of business  on  the
                           day   of  notice  for  the  Borrowers   to
                           receive  credit  for such prepayment  that
                           day.   With  respect to an  Advance  under
                           the  Swing  Line  Facility  in  excess  of
                           $750,000,  the Borrowers shall  submit  to
                           the   Administrative  Agent   a   detailed
                           request  for  the  Advance  in  the   form
                           attached  hereto  as Exhibit  B.   For  an
                           Advance  of  $750,000 or  less  under  the
                           Swing  Line Facility, the Borrowers  shall
                           submit  to  the  Administrative  Agent   a
                           written   memo  requesting  such  Advance.
                           Notwithstanding anything to  the  contrary
                           contained herein, all controlled  advances
                           and  payments  automatically generated  by
                           the     Administrative    Agent's     cash
                           management  system shall not  require  any
                           of  the  above notices from the Borrowers.
                           The    Borrowers    shall    notify    the
                           Administrative  Agent in  writing  of  the
                           responsible officer, who shall  be  either
                           the  chief  financial officer,  the  chief
                           executive  officer,  the  chief  operating
                           officer,    or    the    treasurer    (the
                           "Responsible   Officer")   authorized   to
                           request  Advances  under  the  Swing  Line
                           Facility on behalf of the Borrowers.
   1.8  Letters of Credit  The  Letter  of Credit Facility  is  being extended  under,  and as a  component  of,
                           the  Aggregate Commitment.  The  Borrowers
                           shall  have the right, from time to  time,
                           to  request  the Administrative  Agent  to
                           issue   one  or  more  unconditional   and
                           irrevocable  letters  of  credit  for  its
                           account   (each  a  "Letter  of  Credit"),
                           subject  to  the terms and  conditions  of
                           this paragraph hereinafter set forth:
                           *  Each  request  for the  issuance  of  a
                              Letter  of Credit shall be in  writing,
                              shall  state  the  requested  date   of
                              issuance  of  the Letter(s)  of  Credit
                              (which  shall  be  at  least  five  (5)
                              Business  Days  after  the  request  is
                              received by the Administrative  Agent),
                              shall  state  the requested  amount  of
                              the   Letter(s)  of  Credit   and   the
                              purposes  for  which the  Letter(s)  of
                              Credit  are  requested, shall  indicate
                              the  beneficiary  of the  Letter(s)  of
                              Credit, and shall specify the terms  of
                              the  Letter(s) of Credit  (which  terms
                              shall  be  reasonably  satisfactory  to
                              the Administrative Agent).
                           *  The  aggregate  amount  of  Letters  of
                              Credit  outstanding  at  any  one  time
                              shall not exceed $20,000,000.
                           *  At  no  time  during the  term  of  the
                              Loans  shall there be more than  twenty
                              (20)   Letters   of   Credit   in   the
                              aggregate      outstanding,      unless
                              otherwise  agreed to by  Administrative
                              Agent in its sole discretion.
                           *  No  Letter  of  Credit  shall  have  an
                              expiration  date  beyond  the  Maturity
                              Date.
                           *  The  Administrative  Agent  shall  have
                              the  sole obligation to issue Letter(s)
                              of  Credit  under this  Agreement,  and
                              Borrower  shall  not  have  the   right
                              under any fact or circumstance to  look
                              to  any other party, including, without
                              limitation, any other Lender,  for  the
                              issuance of the Letter(s) of Credit  if
                              the  Administrative Agent  defaults  in
                              doing  so,  all  such risk  of  default
                              being assumed by the Borrowers.
                           The   Borrowers  acknowledge  that   First
                           Tennessee  has issued a letter  of  credit
                           in  the face amount of $7,230,903.00  (the
                           "FTB  Letter of Credit") for and in behalf
                           of  America  First.   Notwithstanding  any
                           provision   in  this  Agreement   to   the
                           contrary,  so  long as the FTB  Letter  of
                           Credit   is   outstanding,   the   maximum
                           principal  amount  that  the  Lenders  are
                           obligated  to  advance  to  the  Borrowers
                           with   respect  to  the  Loans  shall   be
                           reduced by the amount the Lenders will  be
                           required to pay to First Tennessee in  the
                           event  that  America First does  not  make
                           immediate    reimbursement    to     First
                           Tennessee  of  any draft drawn  under  the
                           FTB  Letter  of  Credit  pursuant  to  the
                           provisions hereof.  If at any time  during
                           the  term  of this Agreement, a  draft  is
                           drawn under the FTB Letter of Credit,  and
                           First    Tennessee   does   not    receive
                           immediate reimbursement for the amount  of
                           such  draft in accordance with  the  terms
                           and   provisions   of  the   reimbursement
                           agreement  between it and  America  First,
                           then  and  in such event, upon  demand  of
                           First  Tennessee, the Administrative Agent
                           will  pay  to  First Tennessee  an  amount
                           equal  to the lesser of (a) the amount  of
                           such    draft   or   (b)   the   sum    of
                           $2,615,903.00.   Any such payment  by  the
                           Administrative  Agent to  First  Tennessee
                           shall   constitute  an  Advance   to   the
                           Borrowers,  subject to all  of  the  terms
                           and    conditions   of   this    Agreement
                           applicable  to  Advances.   If   the   FTB
                           Letter  of  Credit  expires  or  otherwise
                           terminates  prior to the Termination  Date
                           (other  than  by reason of  a  default  by
                           America   First   of   its   reimbursement
                           obligations  to  First  Tennessee),  then,
                           subject   to   all  of   the   terms   and
                           conditions  set forth herein  and  in  all
                           other   Loan   Documents,  the   Aggregate
                           Commitment  shall no longer be reduced  as
                           provided in this Section 1.8.
   1.9  Drafts under the   Any  draw  honored  by the  Administrative
        Letter of Credit   Agent  under  a  Letter  of  Credit  shall
                           constitute an automatic Advance and  shall
                           be  evidenced  by  and  payable,  together
                           with  interest thereon, in accordance with
                           the   provisions  of  the   Notes.    Upon
                           request of the Administrative Agent,  each
                           of  the  other  Lenders shall  immediately
                           fund  their respective Proportionate Share
                           in  each such Advance which is made  as  a
                           result  of  a  draw  under  a  Letter   of
                           Credit.
   1.10 Maturity of Loans  Subject  to Section 7.2, (Action on  Event
                           of  Default), and Section 1.17 (Borrowers'
                           Termination  of  Borrowing  Rights),   the
                           unpaid  principal  amount  of  each   Loan
                           shall  be  due and payable on the Maturity
                           Date.
                           The  Borrowing Rights of the Borrowers and
                           the  obligation of the Lenders  to  extend
                           Loans  shall permanently terminate on  the
                           Termination Date.
   1.11Unused Fee          The  Borrowers shall pay a fee (an "Unused
                           Fee")  on the average daily unused portion
                           of  the  Aggregate Commitment at the  rate
                           of 0.25% per annum.
                           Unused Fees shall accrue from the date  of
                           this Agreement until the Maturity Date.
                           The  Borrowers shall jointly and severally
                           pay    accrued   Unused   Fees   to    the
                           Administrative  Agent for the  account  of
                           each  Lender quarterly in arrears on  each
                           January  1, April 1, July 1 and October  1
                           and   on  the  Maturity  Date,  commencing
                           December  __,  1996.  The Borrowers  agree
                           that   such   Unused  Fee  is   fair   and
                           reasonable,  considering the condition  of
                           the money market, the creditworthiness  of
                           the Borrowers and the interest rate to  be
                           paid.    For   the   purposes   of    this
                           calculation,  any issued  and  outstanding
                           Letters  of  Credit  shall  be  deemed  to
                           constitute a portion of the Loan which  is
                           outstanding, and, therefore,  not  subject
                           to payment of a Unused Fee.
   1.12 Letter of Credit   The  annual  fee  for the  issuance  of  a
        Fees               Letter  of  Credit shall be equal  to  the
                           greater  of (i) Two Hundred Fifty  Dollars
                           ($250.00)  or  (ii)  one  and  one-quarter
                           percent (1 1/4%) per annum multiplied by  the
                           face amount of such Letter of Credit;  and
                           any  such  fee shall be paid  annually  in
                           advance  for  the entire  period  of  time
                           that    such    Letter   of   Credit    is
                           outstanding.
   1.13 Commitment Fee     The  Borrowers have agreed to pay  to  the
                           Lenders  a commitment fee in the aggregate
                           amount  set forth on Schedule 1.13.   Such
                           payment is being made in consideration  of
                           the  agreement  of  the  Lenders  to  make
                           funds  available  to the  Borrowers  under
                           the  terms and provisions hereof from  the
                           Effective   Date  until  the   Termination
                           Date.   The  Borrowers  agree  that   this
                           commitment  fee  is fair  and  reasonable,
                           considering  the condition  of  the  money
                           market,   the  creditworthiness   of   the
                           Borrowers  and  the interest  rate  to  be
                           paid  for  the  Loan.  A portion  of  that
                           amount,  as  set  forth on Schedule  1.13,
                           will  be  retained  by the  Administrative
                           Agent as administrative or servicing  fee;
                           and  the  balance will be  shared  by  the
                           Administrative Agent with the  Lenders  on
                           a  pro rata basis in accordance with their
                           respective  Proportionate  Share,  as  set
                           forth on Schedule 1.13.
   1.14 Interest Periods   Each   Eurodollar  Loan  shall   have   an
                           Interest  Period  of  thirty  (30),  sixty
                           (60)  or  ninety (90) days (the  "Interest
                           Period") as the Borrowers specify  in  the
                           applicable    Borrowing   or    Conversion
                           Notice, except that:
                           *  an    Interest   Period   that    would
                              otherwise end on a day that  is  not  a
                              Business   Day   shall   end   on   the
                              following   Business  Day  unless   the
                              following   Business   Day   falls   in
                              another  calendar month, in which  case
                              the  Interest Period shall end  on  the
                              preceding Business Day, and
                           *  an  Interest Period that begins on  the
                              last  Business Day of a calendar  month
                              (or  on  a  day for which there  is  no
                              numerically corresponding  day  in  the
                              calendar  month  at  the  end  of   the
                              Interest Period) shall end on the  last
                              Business Day of a calendar month.
   1.15 Interest           Each  Eurodollar Loan shall bear  interest
                           at  the  Eurodollar  Rate  on  its  unpaid
                           principal  amount from the  first  to  the
                           last   day   in  its  applicable  Interest
                           Period.
                           Each  Loan  evidenced by  the  Swing  Line
                           Facility Note shall bear interest  at  the
                           Prime   Rate  minus  .75%  on  its  unpaid
                           principal  amount from the date such  Loan
                           is made until repaid.
                           The  Borrowers shall pay on the Conversion
                           Date   accrued  interest   on   any   Loan
                           converted  prior to the last  day  of  its
                           Interest Period.
                           Overdue  principal of  or  interest  on  a
                           Loan  shall  bear  interest,  payable   on
                           demand,  from the first day the  principal
                           or  interest is overdue until paid  (after
                           as  well as before judgment) at a rate per
                           annum  equal  to the sum of  2%  plus  the
                           applicable    interest   rate    on    the
                           particular Loan for each day.
                           The  Administrative Agent shall  determine
                           the  interest  rates  for  all  Loans  and
                           shall  promptly notify the  Borrowers  and
                           the  Lenders of such interest rates.  Such
                           determinations shall be conclusive in  the
                           absence of manifest error.
   1.16 Maximum Eurodollar Notwithstanding anything to  the  contrary
        Borrowings         contained herein, there shall not be  more
                           than   seven   (7)  Eurodollar  Borrowings
                           outstanding at any given time.
   1.17 Borrowers'         The  Borrowers  may, upon at  least  three
        Termination of     Business    Days'    notice     to     the
        Borrowing Rights   Administrative     Agent,      permanently
                           terminate their Borrowing Rights.  If  the
                           Borrowers  so  terminate  their  Borrowing
                           Rights,  the  unpaid principal  amount  of
                           all   Loans  to  the  Borrowers  with  all
                           accrued  interest, and all fees, including
                           Unused Fees and funding losses, and  other
                           amounts owing by the Borrowers under  this
                           Agreement,   shall  be  payable   on   the
                           effective  date  of the termination.   The
                           Administrative   Agent   shall    promptly
                           notify the Lenders of such termination  of
                           the Borrowers' Borrowing Rights.
   1.18 Prepayments        The  Borrowers may prepay on any  Business
                           Day  the  unpaid principal amount  of  the
                           Loans  in  a Borrowing in whole  or  in  a
                           part   that  is  $2,000,000  or  a  larger
                           integral multiple of $500,000.
                           In  the  event  the aggregate  outstanding
                           balance  of  the Loans shall at  any  time
                           exceed  the Borrowing Base, the  Borrowers
                           shall   immediately   make   a   principal
                           payment  which will reduce the outstanding
                           aggregate  principal balance of the  Loans
                           to  an  amount not exceeding the Borrowing
                           Base.
                           If   a   Development  Project  for   which
                           Advances  have  been  made  in  accordance
                           with  the Borrowing Base has not become  a
                           Negatively   Pledged   Property    or    a
                           Mortgaged  Property within  one  (1)  year
                           from  the  date a certificate of occupancy
                           (or    other    comparable    governmental
                           approval if a certificate of occupancy  is
                           not    utilized    by   the    appropriate
                           governmental  authority) has been  issued,
                           or  if  no  certificate of  occupancy  (or
                           comparable   approval)  has  been   issued
                           within  24  months from the first  Advance
                           for  such Development Project, the  amount
                           of such Advance shall be immediately due.
                           A   prepayment   of  principal   must   be
                           accompanied   by   payment   of    accrued
                           interest  on the principal amount prepaid.
                           Prepayments of Loans accruing interest  at
                           the  Eurodollar Rate shall be  subject  to
                           Section 1.20 (Funding losses).
        Prepayment Notices The    Borrowers    shall    notify    the
                           Administrative  Agent  of  a   prepayment,
                           specifying the date of the prepayment  and
                           the   amount  of  the  Borrowings  to   be
                           prepaid,  at  least two (2) Business  Days
                           before the date of prepayment.
                           Upon  receipt  of a notice of  prepayment,
                           the  Administrative Agent  shall  promptly
                           notify each Lender of its contents and  of
                           the   Lender's   ratable  share   of   the
                           prepayment.
   1.19 Payments generally The  Borrowers shall make each payment  of
                           principal   of   and   interest   on   its
                           Borrowings and of fees hereunder by  11:00
                           a.m.  on  the  date  due,  in  immediately
                           available  funds  in Birmingham,  Alabama,
                           to  the Administrative Agent at its Notice
                           Address.   The Administrative Agent  shall
                           promptly  distribute to  each  Lender  its
                           Proportionate Share of each such payment.
                           If  a  payment of principal,  interest  or
                           fees  is  due  on  a day  that  is  not  a
                           Business  Day,  the date for  the  payment
                           shall   be   extended  to  the   following
                           Business   Day,   except   that   if   the
                           following  Business Day falls  in  another
                           calendar  month, the date for the  payment
                           of  a Loan shall be the preceding Business
                           Day.   If  the  date  for  a  payment   of
                           principal  is so extended, or is  extended
                           by   operation   of  law   or   otherwise,
                           interest  on the payment shall be  payable
                           for the extended time.
                           All  interest and fees shall  be  computed
                           on  the  basis of a year of 360  days  and
                           paid   for  the  actual  number  of   days
                           elapsed.
                           Entries in records maintained by a  Lender
                           in  accordance  with  its  usual  practice
                           evidencing the Borrowers' indebtedness  to
                           the  Lender under this Agreement and under
                           the   Notes,  including  the  amounts   of
                           Loans,  applicable  Interest  Periods  and
                           payments of principal and interest,  shall
                           be  prima  facie evidence of the existence
                           and  amounts  of  the obligations  of  the
                           Borrowers to which the entries relate.   A
                           Lender's   failure   to   maintain    such
                           records,  or any error therein, shall  not
                           affect   the  Borrowers'  obligations   to
                           repay  the  Loans in accordance with  this
                           Agreement.
   1.20 Funding losses     If
                           *  the   Borrowers  make  a   payment   of
                              principal  of  a Loan before  the  last
                              day  of  the Interest Period  for  such
                              Loan  (including  prepayment  of  Loans
                              pursuant   to   Section  9.4   (Illegal
                              Loans), or
                           *  the  Borrowers fail to borrow or prepay
                              or   to   convert  a  Loan  after   the
                              Administrative Agent has  notified  any
                              other    Lender   of   the   Borrowing,
                              prepayment or Conversion,
                           then  the  Borrowers shall reimburse  each
                           Lender  on  demand for any resulting  loss
                           or  expense incurred by it, including  any
                           loss  incurred  in obtaining,  liquidating
                           or  employing deposits from third parties,
                           but  excluding  loss  of  margin  for  the
                           period  after  such payment or  Conversion
                           or  failure to borrow, prepay or  convert,
                           provided that the Lender has delivered  to
                           the  Borrowers  a  certificate  reasonably
                           detailing  the  amount  of  the  loss   or
                           expense,   which  certificate   shall   be
                           conclusive  in  the  absence  of  manifest
                           error.
   1.21 Pro-rata treatment Except as otherwise expressly provided  in
                           this   Agreement,   or   to   the   extent
                           otherwise  reasonably required  due  to  a
                           Lender's failure to fund,
                           *  each  payment of a Unused Fee shall  be
                              allocated  among the Lenders  in  their
                              Proportionate  Share for  the  relevant
                              period,
                           *  each   payment   of  principal   of   a
                              Borrowing shall be allocated among  the
                              Lenders     in     their     respective
                              Proportionate  Share  of   the   unpaid
                              principal   amounts  of   their   Loans
                              included in the Borrowing, and
                           *  each   payment   of   interest   on   a
                              Borrowing shall be allocated among  the
                              Lenders     in     their     respective
                              Proportionate Share of the  amounts  of
                              accrued  and unpaid interest  on  their
                              Loans included in the Borrowing.
   1.22 Whole dollars      In  computing the amounts of the  Lenders'
                           Loans  to be included in a Borrowing,  the
                           Administrative   Agent  may   round   each
                           Lender's Loan to the next higher or lower whole dollar amount.

 2 Eurodollar Borrowing and
   Conversion procedures
   2.1  Borrowing Notices  The    Borrowers    shall    notify    the
                           Administrative   Agent    (a    "Borrowing
                           Notice")   by  1:00  p.m.  on  the   third
                           Business   Day  immediately  preceding   a
                           Eurodollar Borrowing.
                           A    Borrowing   Notice   shall   be    in
                           substantially  the form of Exhibit  C  and
                           shall specify:
                           *  the  aggregate principal amount of  the
                              Eurodollar Borrowing,
                           *  the  Interest Period (which  shall  not
                              extend beyond the Maturity Date), and
                           *  the    Borrowers'   account   at    the
                              Administrative  Agent  to   which   the
                              proceeds  of  the Eurodollar  Borrowing
                              are to be deposited.

   2.2  Funding of Loans   The  Administrative Agent  shall  promptly
                           notify  each  Lender of  the  contents  of
                           each   Borrowing   Notice   and   of   the
                           principal amount of the Lender's  Loan  to
                           be included in the Eurodollar Borrowing.
                           Not  later than 12 p.m. on the  day  of  a
                           Eurodollar  Borrowing, each  Lender  shall
                           make  available  the full  amount  of  its
                           Loan  to  be  included in  the  Eurodollar
                           Borrowing, in immediately available  funds
                           in   Birmingham,   to  the  Administrative
                           Agent at its Notice Address.
                           Unless     the    Administrative     Agent
                           determines  that  an applicable  condition
                           specified  in  Section  3  has  not   been
                           satisfied, the Administrative Agent  shall
                           make  the funds received from the  Lenders
                           pursuant to this Section 2.2 available  to
                           the   Borrowers   at  the   Administrative
                           Agent's  Notice Address by 2 p.m. on  such
                           day for a Eurodollar Borrowing.
   2.3  Lender's failure   Unless     a    Lender    notifies     the
        to fund            Administrative Agent before the date of  a
                           Borrowing   (whether  for   a   Eurodollar
                           Borrowing,  a  draw  under  a  Letter   of
                           Credit  or  any other Borrowing  available
                           hereunder) that the Lender will  not  make
                           available to the Administrative Agent  the
                           full amount of its Loan to be included  in
                           the  Borrowing,  the Administrative  Agent
                           may assume that the Lender's Loan will  be
                           made   available   to  the  Administrative
                           Agent  on  the  day of the  Borrowing  and
                           may,  in reliance on that assumption, make
                           the  full amount of the Loan available  to
                           the Borrowers.
                           If  the  Administrative  Agent  makes  the
                           full  amount of a Lender's Loan  available
                           to  the Borrowers, and the Lender does not
                           make   available   to  the  Administrative
                           Agent  some  or  all  of  the  Loan   (the
                           "Unfunded  Amount") by  the  date  of  the
                           Borrowing, then the Lender shall  pay  the
                           Administrative  Agent on  demand  interest
                           at  the Federal Funds Rate on the Unfunded
                           Amount  from  the  date of  the  Borrowing
                           until   the  Lender  makes  the   Unfunded
                           Amount  available  to  the  Administrative
                           Agent or the Borrowers repay the Loan.
                           If  a Lender does not make the full amount
                           of   its  Loan  included  in  a  Borrowing
                           available to the Administrative  Agent  by
                           the  third Business Day after the date  of
                           the   Borrowing,   the  Borrowers   shall,
                           promptly  on  the  Administrative  Agent's
                           demand,  repay  the full  amount  of  such
                           Loan    to   the   Administrative   Agent,
                           together  with  accrued  interest  at  the
                           interest  rate  for the  Loans  comprising
                           the Borrowing.
                           Nothing  in this Section 2.3 shall relieve
                           a  Lender  of the obligation to  make  the
                           full amount of its Loans available to  the
                           Administrative Agent.
   2.4  Conversions        The  Borrowers  may at any time,  if  they
                           are  not  in  Default, convert  the  Loans
                           bearing  interest at the  Eurodollar  Rate
                           into  new Loans for an additional Interest
                           Period  (a  "Conversion").   A  Conversion
                           shall convert each Loan in a Borrowing  in
                           the  same proportion.  Since each Loan  in
                           a  Borrowing  shall be  converted  in  the
                           same  proportions, Conversion shall  refer
                           equally   to  Conversion  of   Loans   and
                           Conversion of Borrowings.
                           A  Borrower  may initiate a Conversion  by
                           notifying  the  Administrative  Agent   (a
                           "Conversion Notice") not later  than  1:00
                           p.m. on the third Business Day before  the
                           Conversion date.
                           The  Administrative Agent  shall  promptly
                           notify  each  Lender of  the  contents  of
                           each   Conversion  Notice   and   of   the
                           Lender's  Loans that will result from  the
                           Conversion.
                           A    Conversion   Notice   shall   be   in
                           substantially  the form of Exhibit  D  and
                           shall:
                           *  state the Conversion date,
                           *  identify    each    then    outstanding
                              Borrowing that is to be converted,
                           *  state  the  aggregate unpaid  principal
                              amount    of   the   Loans   in    such
                              outstanding Borrowings, and
                           *  state   the   principal   amount    and
                              Interest   Period  (which   shall   not
                              extend  beyond  the Maturity  Date)  of
                              each    Borrowing   into   which   such
                              outstanding  Borrowings   are   to   be
                              converted.
                           Each    Borrowing   resulting    from    a
                           Conversion   must,  as   to   amount   and
                           Interest    Period,   conform    to    the
                           requirements for a Borrowing comprised  of
                           Loans  made on such date (as if the  Loans
                           to  be converted had been prepaid, and the
                           new  Loans made, on the Conversion  date),
                           and   a   Conversion   Notice   shall   be
                           effective   solely  as  to  the  resulting
                           Borrowings  that  do  so  conform.   If  a
                           Conversion  Notice  purports  to   or   is
                           effective  to  convert only  part  of  the
                           Borrowings  specified  in  the  Conversion
                           Notice,   the  remaining  parts  of   such
                           Borrowings  shall on the  Conversion  date
                           automatically be converted into  a  single
                           Base  Rate Borrowing.  The Borrowers shall
                           be  liable to the Lenders for any  funding
                           losses in accordance with Section 1.20  on
                           any portion of a Borrowing not converted.
                           A  Conversion of a Loan must  satisfy  the
                           conditions  in Section 3.2 for the  making
                           of a Loan.
                           If  part or all of a Loan is not otherwise
                           converted by the last day of its  Interest
                           Period,   it   shall   automatically    be
                           converted on the last day of its  Interest
                           Period into a Base Rate Loan.
   2.5  Defective notices  The  Administrative Agent  shall  promptly notify  a Lender or the Borrowers  if  the
                           Administrative  Agent  believes   that   a
                           notice  or  other document  given  to  the
                           Administrative  Agent  by  a  party  under
                           Section  1  or  this Section  2  fails  to
                           conform   to  the  requirements  of   such
                           Section.



 3 Conditions
   3.1  Conditions to      This   Agreement  shall  become  effective
        effectiveness      when   the   Administrative   Agent    has
                           received  the  following  documents,  each
                           dated the date of this Agreement:
                           *  for  each  party to the  Agreement,  an
                              original  or telecopied counterpart  of
                              this Agreement signed by all parties;
                           *  an  original Note executed to the order
                              of   each   Lender,  in  the  principal
                              amount of such Lender's Commitment  and
                              evidencing such Lender's Loans;
                           *  the   Negative  Pledges  and  Mortgages
                              upon  those  Properties  identified  in
                              Schedule 2;
                           *  Title  Documents consisting of  current
                              and  complete title searches or reports
                              (with    legible    copies    of    all
                              instruments  of record)  for  each  and
                              all of the Properties;
                           *  opinions  of  counsel  satisfactory  to
                              the  Administrative Agent  to  each  of
                              the  Borrowers,  substantially  in  the
                              form of Exhibit E;
                           *  a  certificate of a senior  officer  of
                              each  Borrower that (i) no Default  has
                              occurred  and  is continuing  and  (ii)
                              the  representations and warranties  of
                              the   Borrowers   contained   in   this
                              Agreement are true on the date of  this
                              Agreement; and
                           *  such    other    documents    as    the
                              Administrative     Agent     reasonably
                              requests    and    deems   satisfactory
                              relating  to each Borrower's existence,
                              the   corporate   authority   for   and
                              validity  of  this  Agreement  and  any
                              other relevant matter.
                           The  Administrative Agent  shall  promptly
                           notify the Borrowers and the Lenders  when
                           this  Agreement  becomes  effective,   and
                           such   notice  shall  be  conclusive   and
                           binding on all parties.
   3.2  Conditions to BorrowingsThe  obligation of a Lender to make a Loan to  the  Borrowers as part of a  Borrowing
                           is  subject  to  the satisfaction  of  the
                           following conditions:
                           *  this Agreement is effective;
                           *  the  Administrative  Agent  receives  a
                              Borrowing  Notice  conforming  to   the
                              requirements of this Agreement;
                           *  immediately  after the  Borrowing,  the
                              aggregate  unpaid principal  amount  of
                              the  Borrowers' Loans will  not  exceed
                              the  lesser of the Aggregate Commitment
                              or the Borrowing Base;
                           *  each   Borrower  represents   that   no
                              material   adverse   change   in    its
                              financial   condition  or  results   of
                              operations has occurred;
                           *  immediately   before  and   after   the
                              Borrowing, no Default by the  Borrowers
                              will have occurred and be continuing;
                           *  the  representations and warranties  of
                              the   Borrowers   contained   in   this
                              Agreement  are true on and  as  of  the
                              date  of  the Borrowing with  the  same
                              effect  as  if made on and as  of  such
                              date   (except  to  the   extent   such
                              representations     and      warranties
                              expressly relate to an earlier date);
                           *  if  a  new Eligible Property is offered
                              as  a  Property,  the  Borrowers  shall
                              have   satisfied  all   of   the   same
                              conditions   specified   herein    with
                              respect   to  the  initial  Properties,
                              including,   without  limitation,   the
                              furnishing   of   adequate    financial
                              information to determine the  value  of
                              such  Property in accordance  with  the
                              provisions hereof, a current survey,  a
                              current  Level  I Environmental  Survey
                              and such other information as shall  be
                              indicated  by  such Survey  (including,
                              if  so  indicated, an asbestos survey),
                              and  current  Title Documents,  all  of
                              which  must  be  satisfactory  to   the
                              Administrative Agent and its counsel;
                           *  no  mechanic's  lien claim  shall  have
                              been  filed  or  asserted  against  any
                              Property,  which has not  been  "bonded
                              off"  such Property in accordance  with
                              applicable law;
                           *  all licenses, permits and approvals  of
                              governmental  authorities required  for
                              the   operation   of   the   respective
                              Properties  shall  have  been  obtained
                              and are in full force and effect;
                           *  there  shall have occurred no  material
                              violation   of  any  applicable   laws,
                              ordinances,  rules or  regulations;  it
                              being    understood   that   a   single
                              violation  shall be deemed material  if
                              it  involves  by  way of  fees,  fines,
                              costs,   expenses,  curative  work   or
                              other potential loss or expense to  the
                              Borrowers  exceeding  the  sum  of  One
                              Hundred  Thousand Dollars ($100,000.00)
                              or   $500,000  in  the  aggregate   for
                              multiple violations;
                           *  there  shall  be  no action,  suits  or
                              proceedings   pending,   or   to    the
                              Borrowers'     knowledge,    threatened
                              against  or  affecting either  Borrower
                              or  any  Property, at law or in equity,
                              or  before  any governmental  agencies,
                              which,  if adversely determined,  would
                              substantially  impair  the  ability  of
                              the  Borrowers to pay their obligations
                              as set forth herein; and
                           *  there  shall have occurred no  material
                              adverse   change   in   the   financial
                              condition of either Borrower.
                           Each   Borrowing   shall   constitute    a
                           representation   and   warranty   by   the
                           Borrowers  that,  on  the  date   of   the
                           Borrowing,  the conditions  set  forth  in
                           this  Section  3.2, as they apply  to  the
                           Borrowers, are satisfied.
   3.3  Conditions to      *  The  Administrative  Agent  shall  have
        Maintaining Loan      the  right, at any time and  from  time
                              to  time,  to require the Borrowers  to
                              furnish  to  the  Administrative  Agent
                              current  financial information, updated
                              appraisals     and/or     environmental
                              studies  of  any  one or  more  of  the
                              Properties   if,  in  the  unrestricted
                              discretion    of   the   Administrative
                              Agent,   such  Properties  shall   have
                              declined   in  value  in  any  material
                              amount  or may be in violation  of  any
                              applicable  Environmental  Laws.    Any
                              such   appraisals   and   environmental
                              studies  must be in form,  content  and
                              conclusion    satisfactory    to    the
                              Administrative  Agent, subject  to  the
                              Administrative Agent's approval in  all
                              respects,  and  must  be  made   by   a
                              qualified,     licensed    professional
                              selected  by the Administrative  Agent.
                              If    any    such   current   financial
                              information,   updated   appraisal   or
                              environmental  study should  reflect  a
                              decline  in  value, the Borrowing  Base
                              shall  be reduced accordingly; and,  if
                              the   then  outstanding  Loans   should
                              exceed the reduced Borrowing Base,  the
                              Borrowers     shall    be     obligated
                              immediately to reduce the Loans  to  an
                              amount  not  exceeding  the  applicable
                              reduced  Borrowing Base.  If  any  such
                              appraisal    or    current    financial
                              information should reflect an  increase
                              in   value,  the  applicable  Borrowing
                              Base shall be increased accordingly  to
                              the extent appropriate.
                           *  If   any   environmental  study  should
                              reflect  the  necessity or desirability
                              for  action  to be taken to prevent  or
                              cure   the   violation  or  prospective
                              violation  of  applicable Environmental
                              Laws,  the  Borrowers shall,  at  their
                              sole   cost  and  expense,  immediately
                              undertake  such  action and  diligently
                              prosecute same to conclusion.
                           *  Although the Administrative shall  have
                              the    right   to   require   as   many
                              appraisals  and  environmental  surveys
                              as  it shall elect with respect to each
                              Property,   the  Borrowers   shall   be
                              obligated  to  pay  for  only  one  (1)
                              appraisal  and  one  (1)  environmental
                              survey,  with respect to each  Property
                              during  any one (1) consecutive  twelve
                              (12)   month   period.    Any   initial
                              appraisals  and  environmental  studies
                              furnished  to the Administrative  Agent
                              in  connection with each Property shall
                              be   excluded  from  consideration   in
                              determining   whether   Borrowers   are
                              obligated   to   pay   the   cost    of
                              additional  appraisals or environmental
                              studies for any such Property.
   3.4  Conditions to Release * The privilege is given and reserved  so
        of Property           that  the  Borrowers  or  Arizona   may
                              obtain  the release of a Property  from
                              any  Negative Pledge or from  the  lien
                              of  a  Mortgage  upon  payment  to  the
                              Administrative  Agent, for  application
                              upon   the  Loan,  a  principal  amount
                              equal  to  the amount of the applicable
                              Borrowing   Base  for  such  Negatively
                              Pledged    Property,    or    Mortgaged
                              Property, as the case may be,  together
                              with  all  interest accrued  upon  such
                              amount,  and all out-of-pocket expenses
                              and  advances then due and owing to the
                              Administrative  Agent   in   connection
                              with the Loans.
                           *  The  release  privilege herein  granted
                              is  conditioned upon (1) there being no
                              Default  existing (a) at the  time  any
                              such  release is requested, or  (b)  on
                              the   date   the  release  is   to   be
                              delivered,  or  (2)  the  release   not
                              causing a Default.
                           *  Any  such  requested release  shall  be
                              made  at  the sole cost and expense  of
                              the Borrowers.
   3.5  Conditions to      Subject  to the satisfaction of  the  same
        Addition of        conditions  and  requirements  set   forth
        Property           herein   with   respect  to  the   initial
                           Properties,   the   Borrowers   shall   be
                           entitled  to  offer Apartment  Communities
                           which,  if  approved by the Administrative
                           Agent  as Eligible Properties, shall (upon
                           satisfaction   of   the  same   conditions
                           imposed  for the initial Properties)  then
                           be  deemed  to  constitute Properties  and
                           available  for  use  in  determining   the
                           Borrowing Base.

 4 Representations and
   warranties
                           Each   Borrower  represents  and  warrants
                           that:
   4.1  Corporate          Mid-America is a limited partnership  duly
        existence and      organized,  validly existing and  in  good
        power              standing  under the laws of the  State  of
                           Tennessee; it has the power and  authority
                           to  own  its properties and assets and  is
                           in  good  standing and duly  qualified  to
                           carry    on   its   business   in    every
                           jurisdiction  wherein  such  qualification
                           is     necessary,    including,    without
                           limitation,   the  States  of   Tennessee,
                           Mississippi,   Arkansas,    Ohio,    South
                           Carolina,  Florida and Georgia,  and  will
                           be    so    qualified   in   every   other
                           jurisdiction   in   which   an    Eligible
                           Property  is offered to the Lenders  as  a
                           Property.
                           MAAC  is  a  corporation  duly  organized,
                           validly  existing, and  in  good  standing
                           under  the laws of the State of Tennessee;
                           it  has the power and authority to own its
                           properties  and  assets  and  is  in  good
                           standing  and duly qualified to  carry  on
                           its   business   in   every   jurisdiction
                           wherein  such qualification is  necessary,
                           including, without limitation, the  States
                           of   Tennessee,   Mississippi,   Arkansas,
                           Ohio,  Texas and Georgia, and will  be  so
                           qualified  in every other jurisdiction  in
                           which  an Eligible Property is offered  to
                           the Lenders as a Property.
                           Arizona  is  a corporation duly organized,
                           validly  existing, and  in  good  standing
                           under  the  laws of the State of  Arizona;
                           it  has the power and authority to own its
                           properties  and  assets  and  is  in  good
                           standing  and duly qualified to  carry  on
                           its   business   in   every   jurisdiction
                           wherein  such qualification is  necessary,
                           including, without limitation,  the  State
                           of Mississippi.
   4.2  Corporate,         The  execution,  delivery and  performance
        Partnership and    by  the  Borrower  of this  Agreement  are
        governmental       within   the   Borrower's   corporate   or
        authorization      partnership, as the case may  be,  powers,
        non-contravention  have   been   duly   authorized   by   all
                           necessary  corporate  or  partnership,  as
                           the  case  may  be,  action,  require   no
                           action  by  or  in respect of,  or  filing
                           with,  any  governmental body,  agency  or
                           official   and   do  not  contravene,   or
                           constitute a default under, any  provision
                           of  applicable law or regulation or of the
                           articles  of incorporation or  by-laws  or
                           partnership  agreement of the Borrower  or
                           of   any   material  agreement,  judgment,
                           injunction,   order,   decree   or   other
                           instrument  binding upon the  Borrower  or
                           result  in  the creation or imposition  of
                           any Lien on any asset of the Borrower.
   4.3  Binding effect     This  Agreement  is  a valid  and  binding
                           agreement of the Borrower, enforceable  in
                           accordance  with  its  terms,  except   as
                           enforceability  may  be  limited  by   (i)
                           applicable     bankruptcy,     insolvency,
                           reorganization,  moratorium   or   similar
                           laws   affecting   the   enforcement    of
                           creditors'  rights  generally   and   (ii)
                           general principles of equity.
   4.4  Financial          The  consolidated balance  sheet  of  MAAC
        information        prepared  as  of  the 30th  day  of  June,
                           1996,  together with any explanatory notes
                           therein  referred to and attached thereto,
                           is   correct   and  complete  and   fairly
                           presents  the financial condition  of  the
                           Borrowers  as of the date of said  balance
                           sheet.   A copy of such balance sheet  has
                           been delivered to each Lender.
   4.5  No material        Since  June  30, 1996, there has  been  no
        adverse change     material  adverse change in the  financial
                           position or results of operations  of  the
                           Borrowers, considered as a whole.
   4.6  Litigation         There  is  no  action, suit or  proceeding
                           pending  against, or, to the knowledge  of
                           the   Borrower,  threatened   against   or
                           affecting, the Borrower before  any  court
                           or  arbitrator  or any governmental  body,
                           agency  or  official in which there  is  a
                           reasonable   probability  of  an   adverse
                           decision  that would materially  adversely
                           affect  the  business, financial  position
                           or  results of operations of the  Borrower
                           or  that in any manner draws into question
                           the  validity  or enforceability  of  this
                           Agreement.
   4.7  Taxes              United  States federal income tax  returns
                           of  the Borrower have been examined or the
                           applicable statute of limitations has  run
                           through the period ended
                           *  if  the Borrower is MAAC, December  31,
                              199_, and
                           *  if   the   Borrower   is   Mid-America,
                              December 31, 199_.
                           The  Borrower has filed all United  States
                           federal  income tax returns and all  other
                           material tax returns that are required  to
                           be  filed  by  it and has paid  all  Taxes
                           then  due  pursuant  to  such  returns  or
                           pursuant  to  any assessment  received  by
                           the  Borrower, except for Taxes  contested
                           in  good  faith by appropriate proceedings
                           and  as  to which appropriate reserves  in
                           accordance    with   generally    accepted
                           accounting    principles     have     been
                           established.   The charges,  accruals  and
                           reserves on the books of the Borrower  for
                           Taxes  are,  in  the  Borrower's  opinion,
                           adequate.
   4.8  Compliance with    Each  member of the Controlled  Group  has
        ERISA              fulfilled   its  obligations   under   the
                           minimum  funding standards  of  ERISA  and
                           the  Code for each Pension Plan and is  in
                           compliance  in all material respects  with
                           ERISA  and the Code, and has not  incurred
                           any  liability to the PBGC  or  a  Pension
                           Plan under Title IV of ERISA other than  a
                           liability  to the PBGC for premiums  under
                           Section 4007 of ERISA.
   4.9  Not an investment  The   Borrower   is  not  an   'investment
        company or public  company'   within  the  meaning   of   the
        utility holding    Investment  Company  Act  of  1940  or   a
        company            'holding  company' within the  meaning  of
                           the Public Utility Holding Company Act  of
                           1935.
   4.10 Margin regulations At  no  time  will Margin  Stock  comprise more  than  5% of the value of the  assets
                           of a Borrower.
   4.11 Title to assets    Each  Borrower  has  good  and  marketable
                           title  to  all its properties  and  assets
                           reflected  on  the  consolidated   balance
                           sheet  referred to herein, except for  (a)
                           such  assets  shown on said balance  sheet
                           that  have  been disposed  of  since  said
                           date  as no longer used or useful  in  the
                           conduct  of  business, (b) inventory  sold
                           in  the  ordinary course of  business  and
                           thereafter   accounted  for  as   accounts
                           receivable    or   cash,   (c)    accounts
                           receivable    collected    and    property
                           accounted  for, and (d) items  which  have
                           been  amortized  in accordance  with  GAAP
                           applied  on  a consistent basis;  and  all
                           such  properties and assets are  free  and
                           clear   of   Liens  except  as   otherwise
                           expressly   permitted  by  the  provisions
                           hereof.
   4.12 Contracts or       Neither  Borrower nor Arizona is  a  party
        restrictions       to,  nor  subject  to,  any  agreement  or
        affecting          instrument,       including,       without
        Borrowers          limitation,  any  partnership   agreement,
                           partnership restrictions, voting trust  or
                           shareholders'  agreement,  materially  and
                           adversely    affecting    its    business,
                           Apartment  Communities, or  other  assets,
                           operations  or  condition  (financial   or
                           otherwise).
   4.13 No default         Neither   Borrower  nor  Arizona   is   in
                           default in the performance, observance  or
                           fulfillment  of  any of  the  obligations,
                           covenants, or conditions contained in  any
                           agreement or instrument to which it  is  a
                           party, which default (if not cured)  would
                           materially      and     adversely      and
                           substantially    affect   the    financial
                           condition, property or operations of  such
                           Borrower or Arizona.
   4.14 Patents and TrademarksEach   Borrower  possesses  all  necessary
                           patents, service marks, trademarks,  trade
                           names,  copyrights, and licenses necessary
                           to the conduct of its business.
   4.15 Hazardous SubstancesTo  the  best of the Borrower's knowledge,
                           (a)  except  strictly in  accordance  with
                           all  applicable  Environmental  Laws,   no
                           Hazardous Substances are located  upon  or
                           have  been  stored, processed or  disposed
                           of    on   or   released   or   discharged
                           (including   ground  water  contamination)
                           from  any  Apartment  Community  owned  or
                           leased by either Borrower or Arizona,  and
                           (b)  no aboveground or underground storage
                           tanks   exist  on  any  of  the  Apartment
                           Communities  of Borrowers or Arizona.   No
                           private  or governmental lien or  judicial
                           or   administrative   notice   or   action
                           related  to Hazardous Substances or  other
                           environmental  matters  has   been   filed
                           against  any Apartment Community owned  or
                           leased  by  either Borrower or Arizona  or
                           otherwise issued to or received by  either
                           Borrower or Arizona.
   4.16 Real Estate        MAAC  is  qualified under the  Code  as  a
        Investment Trust   real estate investment trust.

 5 Affirmative Covenants
                           Each Borrower agrees that:
   5.1  Financial informationThe   Borrower   shall  deliver   to   the
                           Administrative  Agent for distribution  to
                           each Lender:
                           *  As  soon as available, and in any event
                              within ninety-five (95) days after  the
                              end  of  each fiscal year  of  MAAC,  a
                              consolidated unqualified  audit  as  of
                              the  close of such fiscal year of MAAC,
                              together     with    a     consolidated
                              unqualified  audit report  and  opinion
                              of   an  independent  certified  public
                              accountant    acceptable     to     the
                              Administrative   Agent,   prepared   in
                              accordance   with  GAAP,  showing   the
                              financial condition of MAAC as  of  the
                              close  of such year, which audit  shall
                              include,   inter   alia,   consolidated
                              financial  results  of  both  Borrowers
                              and  all Subsidiaries of each of  them;
                              and  the  results of operations  during
                              such  year; and within thirty (30) days
                              after   the   end   of  each   calendar
                              quarter,     consolidated     financial
                              statements  similar to those  mentioned
                              above,  not  audited but  certified  by
                              the  Certifying Officer,  such  balance
                              sheets  to  be as of the  end  of  such
                              calendar month, and such statements  of
                              income  and  surplus  to  be  for   the
                              period   from  the  beginning  of   the
                              fiscal  year to the end of such  month,
                              in  each case subject only to audit and
                              year-end  adjustment.  The  certificate
                              of  the Certifying Officer shall  state
                              that:
                                   a)the      attached      financial
                                   statement,   together   with   any
                                   explanatory notes referred to  and
                                   attached  thereto, is correct  and
                                   complete  and fairly  resents  the
                                   financial condition of MAAC as  of
                                   the    date   of   the   financial
                                   statement, and the results of  its
                                   operations  for the period  ending
                                   on  the  date  reflected  in  said
                                   financial statement,
                                   b)that  such  financial  statement
                                   has  been  prepared in  accordance
                                   with  GAAP applied on a consistent
                                   basis  maintained  throughout  the
                                   period involved, and
                                   c)to  the  best of such Certifying
                                   Officer's      knowledge,      the
                                   Borrowers   are  not  in   Default
                                   under   any   of  the  terms   and
                                   provisions of this Agreement,  or,
                                   if  the  Borrowers are in Default,
                                   identifying   with   particularity
                                   each such Default;
                           *  within  15  days of mailing or  filing,
                              copies  of  all annual reports  to  its
                              stockholders and all reports  that  the
                              Borrower files with the Securities  and
                              Exchange Commission;
                           *  upon   request  of  the  Administrative
                              Agent,  but in any event no later  than
                              the  22nd day of each calendar quarter,
                              but   as   of  the  last  day  of   the
                              immediately     preceding      calendar
                              quarter,  a  Borrowing Base Certificate
                              in  the form attached hereto as Exhibit
                              F; and
                           *  promptly,    such    other    financial
                              information   as  may   be   reasonably
                              requested  by the Administrative  Agent
                              or a Lender.
   5.2  Maintenance of property;a) The  Borrower  shall keep all  property
        insurance             useful  and  necessary in its  business
                              in  good  working order and  condition,
                              ordinary wear and tear excepted.
                           b) The   Borrower  at  all   times   shall
                              maintain  (or  cause to be  maintained)
                              with  respect to each Property in  some
                              company  or companies (having a  Best's
                              rating of A:VIII or better, except  for
                              liability  insurance  maintained   with
                              respect   to   Properties  located   in
                              Texas,  which shall be maintained  with
                              a  company or companies having a Best's
                              rating of at least A-:VII) approved  by
                              the Administrative Agent:
                                   *  Comprehensive public  liability
                                   insurance   covering  claims   for
                                   bodily    injury,    death,    and
                                   property   damage,  with   minimum
                                   limits    satisfactory   to    the
                                   Administrative Agent, but  in  any
                                   event  not less than those amounts
                                   customarily     maintained      by
                                   companies   in   the    same    or
                                   substantially similar business;
                                   *  Business interruption insurance
                                   and/or loss of rents insurance  in
                                   a  minimum amount specified by the
                                   Administrative Agent, and  in  any
                                   such  event covering loss of rents
                                   for  a  minimum period of one  (1)
                                   year;
                                   *  Hazard  insurance insuring  the
                                   Apartment  Communities  and  other
                                   assets against loss by fire  (with
                                   extended  coverage)  and   against
                                   such   other  hazards  and  perils
                                   (including  but  not  limited   to
                                   loss     by    windstorm,    hail,
                                   explosion, riot, aircraft,  smoke,
                                   vandalism, malicious mischief  and
                                   vehicle     damage)     as     the
                                   Administrative Agent, in its  sole
                                   discretion,  shall  from  time  to
                                   time  require, all such  insurance
                                   to  be  issued in such form,  with
                                   such  deductible  provision,   and
                                   for   such  amount  as  shall   be
                                   satisfactory        to         the
                                   Administrative Agent; and
                                   *  Such  other  insurance  as  the
                                   Administrative  Agent  may,   from
                                   time  to  time, reasonably require
                                   by   notice  in  writing  to   the
                                   Borrowers.
                           c) The  Borrower shall not, nor permit the
                              any    other    Person   to,    cancel,
                              terminate, or materially amend  any  of
                              the  insurance  policies  required   by
                              this  Section 5 without giving at least
                              thirty  (30) days' prior written notice
                              to   the  Administrative  Agent.    The
                              Borrower will deliver (or cause  to  be
                              delivered) to the Administrative  Agent
                              original  or  certified copies  of  the
                              insurance   policies,  or  satisfactory
                              certificates  of  insurance,  and,   as
                              often  as the Administrative Agent  may
                              reasonably  request,  a  report  of   a
                              reputable    insurance   broker    with
                              respect  to  such  insurance.   At  the
                              option  of  the Borrower, the  Borrower
                              may  maintain  the insurance  coverages
                              required  by  this Section 5,  pursuant
                              to    so-called   "blanket    insurance
                              policies", in which event the  Borrower
                              shall,  from  time to  time,  upon  the
                              Administrative     Agent's     request,
                              furnish  to  the  Administrative  Agent
                              certificates   from   the    respective
                              insurance    companies    (or     their
                              authorized  agents) setting  forth  the
                              types  and  amounts of insurance  being
                              maintained,  any applicable  deductible
                              provisions,  and such other information
                              as   the   Administrative   Agent   may
                              require       (including,       without
                              limitation, the effective dates of  any
                              such  insurance), together with  copies
                              of    all    such   blanket   insurance
                              policies.

   5.3  Compliance with lawsThe  Borrower shall comply in all material
                           respects   with   all   applicable   laws,
                           ordinances,    rules,   regulations    and
                           requirements  of governmental authorities,
                           except  where the necessity of  compliance
                           is  contested in good faith by appropriate
                           proceedings.
   5.4  Books and records; The  Borrower shall keep proper books  and
        payment of Taxes   records  in which full and correct entries
                           are  made of all dealings and transactions
                           in    relation   to   its   business   and
                           activities.     While   a    Default    is
                           continuing, representatives of any  Lender
                           may  inspect the Borrower's relevant books
                           and records at any reasonable time.
                           The  Borrower shall pay and discharge,  at
                           or  before  maturity, all their respective
                           material   Tax  liabilities,  except   for
                           liabilities  contested in  good  faith  by
                           appropriate  proceedings and as  to  which
                           appropriate  reserves in  accordance  with
                           generally  accepted accounting  principles
                           have been established.
   5.5  Notice of Defaults The  Borrower shall, within five  Business
                           Days  of  a senior officer of the Borrower
                           obtaining   knowledge  of   a   continuing
                           Default,  deliver  to  the  Administrative
                           Agent  a  certificate  of  the  Certifying
                           Officer setting forth the details  of  the
                           Default  and  the action the  Borrower  is
                           taking  or  proposes to take with  respect
                           to the Default.
   5.6  ERISA events       If a member of the Controlled Group
                           *  gives or is required to give notice  to
                              the  PBGC  of a 'reportable  event'  or
                              knows that the plan administrator of  a
                              Pension  Plan has given or is  required
                              to   give  notice  of  such  reportable
                              event,
                           *  receives notice of complete or  partial
                              Withdrawal Liability under Title IV  of
                              ERISA,
                           *  receives  notice from  the  PBGC  under
                              Title  IV  of  ERISA of  an  intent  to
                              terminate  or  appoint  a  trustee   to
                              administer a Pension Plan, or
                           *  knows   that   a   Pension   Plan    is
                              terminated or in reorganization,
                           then   the  Borrower  shall  within   five
                           Business  Days  deliver  a  copy  of   the
                           notice to the Administrative Agent.
   5.7  Use of proceeds    The  Borrower shall use Loan proceeds only
                           for  its general corporate purposes.   The
                           Borrower  shall not use any Loan  proceeds
                           for  any purpose that violates Regulations
                           G,  T,  U  or  X  of  the Federal  Reserve
                           Board.
   5.8  Maintenance of     The  Borrower shall keep in full force and
        existence; merger; saleeffect   its   corporate  or   partnership
        of assets          existence,  as the case may  be,  and  its
                           rights,    privileges    and    franchises
                           necessary  or  desirable  in  the   normal
                           conduct  of  business,  provided  that   a
                           Subsidiary  of  a Borrower  may  merge  or
                           consolidate  with  or  into  the  Borrower
                           (but   only   if  the  Borrower   is   the
                           surviving   entity)  or   a   wholly-owned
                           consolidated  Subsidiary of the  Borrower.
                           A  Borrower  shall not (i) consolidate  or
                           merge  with or into another Person  unless
                           the  Borrower is the surviving entity  and
                           no   Default   by   the  Borrower   exists
                           immediately  thereafter,  or  (ii)   sell,
                           lease   or  otherwise  transfer   all   or
                           substantially  all of its  assets  to  any
                           other  Person, except for the distribution
                           of  ordinary dividends to shareholders and
                           distributions   to  partners.    As   used
                           herein  "substantially  all"  shall   mean
                           more  than  thirty percent  (30%)  of  the
                           total assets.
   5.9  Right of inspectionThe   Borrower  shall  permit  any  Person
                           designated by the Administrative Agent  to
                           visit  and  inspect any of the properties,
                           corporate  books and financial reports  of
                           each  Borrower and Arizona and to  discuss
                           its  affairs,  finances and accounts  with
                           its   principal  officers,  at  all   such
                           reasonable  times during  normal  business
                           hours  and  as often as the Administrative
                           Agent may reasonably request.
   5.10 Environmental laws The  Borrower shall maintain at all  times
                           all   of  each  Borrower's  and  Arizona's
                           Apartment  Communities in compliance  with
                           all  Environmental Laws,  and  immediately
                           notify  the  Administrative Agent  of  any
                           notice,  action,  lien or  similar  action
                           alleging  either  the  location   of   any
                           Hazardous  Substances or the violation  of
                           any  Environmental Laws  with  respect  to
                           any    of    such   Borrower's   Apartment
                           Communities or operations.
   5.11 Notice of adverse  At  the  time  of either Borrower's  first
        change in assets   knowledge  or notice, such Borrower  shall
                           immediately   notify  the   Administrative
                           Agent   of   any  information   that   may
                           adversely  affect in any  material  manner
                           the  assets of either Borrower, including,
                           but   not   limited  to,  the   value   or
                           marketability of any Properties.
   5.12 Indemnification    The  Borrower shall defend, indemnify  and
                           hold  the  Administrative  Agent  harmless
                           from  and against any and all loss, costs,
                           damage  or  expense,  of  every  kind  and
                           nature,   including,  without  limitation,
                           reasonable  attorneys'  fees  and   costs,
                           which  the Administrative Agent  could  or
                           might incur by reason of any violation  of
                           any  Environmental Laws by either Borrower
                           or  by  any predecessors or successors  to
                           title to any Property of such Borrower.
   5.13 Debt service       The  Borrower shall maintain as of the end
        coverage ratio     of   each   fiscal  quarter  a  ratio   of
                           Annualized  EBITDA for  trailing  six  (6)
                           months  to  Total Annualized Debt  Service
                           on  Indebtedness for the same period of at
                           least 2.0 to 1.0.
   5.14 Adjusted NOI ratio The  Borrower shall maintain at all  times as  of  the  end  of each  fiscal  quarter
                           using  a  trailing six (6) months a  ratio
                           of  Adjusted NOI from Unsecured Properties
                           to  Interest on Unsecured Debt of at least
                           2.25 to 1.00.
   5.15 Payrate            The  Borrower shall maintain a Payrate  of
                           not   less  than  fifteen  percent   (15%)
                           during  the period ending on the  1st  day
                           of  July,  1997,  and  of  not  less  than
                           sixteen   percent  (16%)  at   all   times
                           thereafter.
   5.16 Net worth          The  Borrower shall maintain at all  times
                           beginning   on   the  Effective   Date   a
                           consolidated Tangible Net Worth  which  is
                           not  less than Two Hundred Million Dollars
                           ($200,000,000.00)    plus     seventy-five
                           percent  (75%)  of  net  proceeds  of  new
                           equity offerings.
   5.17 Qualification as a MAAC   shall  at  all  times  remain   (a)
        Real Estate        qualified under the Code as a real  estate
        Investment Trust   investment  trust  and  (b)  the   general
                           partner of Mid-America.




 6 Negative Covenants of
   Borrowers
                           Each  Borrower covenants and agrees  that,
                           at  all times from and after the Effective
                           Date,  unless Two-thirds of Lenders  shall
                           otherwise  consent  in  writing,  it  will
                           not, either directly or indirectly:
   6.1  Indebtedness       Incur,  create, assume or permit to  exist
                           any  indebtedness to any Person other than
                           the   Lenders,  except  as   follows   and
                           subject to full compliance with the  terms
                           of this Agreement:
                           *  Obligations   in  place   as   of   the
                              Effective Date;
                           *  Purchase  money debt of  the  Borrowers
                              and  their Affiliates and debt  assumed
                              in  the  acquisition  of  an  Apartment
                              Community or a business entity;

                           *  Intra-company  debt of either  Borrower
                              or  any Affiliate to a Borrower  or  an
                              Affiliate;
                           *  Other    property-specific,   long-term
                              (five  (5) years or more) secured debt,
                              including, without limitation,  letters
                              of   credit   issued  in   support   of
                              property-specific   financing,    which
                              financing  has  or  originally  had   a
                              maturity  of  not less  than  five  (5)
                              years, in all instances with a loan  to
                              value   ratio   of  not  greater   than
                              seventy  percent  (70%),  based  on  an
                              appraisal     approved      by      the
                              Administrative Agent;
                           *  Construction   debt  for   present   or
                              future  payments  of  amounts  not   to
                              exceed     Thirty    Million    Dollars
                              ($30,000,000.00) in the aggregate,  and
                              the  applicable Development Project has
                              been  negatively pledged  or  mortgaged
                              to   secure  such  construction   debt,
                              subject  to the Administrative  Agent's
                              refusal,   at  its  option,   to   fund
                              construction    using     terms     and
                              conditions  the same or as  similar  to
                              those  approved  by the  Administrative
                              Agent  for  the Apartment Community  in
                              Memphis,  Tennessee known  as  "Lincoln
                              on The Green";
                           *  Unsecured  debt  in  addition  to   the
                              Loans   only  when  MAAC  achieves   an
                              investment  grade rating  of  at  least
                              BBB- from S&P or Baa-3 from Moody's;

                           *  Trade  payables in the ordinary  course
                              of business;

                           *  Obligations  under leases  of  personal
                              property; or

                           *  Contractual  obligations  incurred   in
                              the  ordinary  course of the  apartment
                              leasing business.
   6.2  Guaranties         Guarantee  or otherwise in any way  become
                           or  be responsible for the indebtedness or
                           obligations  of any other Person,  by  any
                           means whatsoever, whether by agreement  to
                           purchase  the  indebtedness of  any  other
                           Person or agreement for the furnishing  of
                           funds  to  any  other Person  through  the
                           purchase  of  goods, supplies or  services
                           (or  by  way  of  stock purchase,  capital
                           contribution,  advance or  loan)  for  the
                           purpose  of  paying  or  discharging   the
                           indebtedness  of  any  other  Person,   or
                           otherwise,  except for (a) the endorsement
                           of   negotiable  instruments   by   either
                           Borrower   in  the  ordinary   course   of
                           business  for  collection; (b)  guaranties
                           of  renewals,  replacements or  extensions
                           of    indebtednesses,   liabilities    and
                           obligations  outstanding as  of  the  date
                           hereof, which are presently guaranteed  by
                           either   of   the   Borrowers;   provided,
                           however, that the maximum amount  of  each
                           such  guaranty shall not exceed the lesser
                           of  (i)  the amount guaranteed as  of  the
                           date    hereof,   or   (ii)   the   amount
                           outstanding  as of the date  of  such  new
                           guaranty;  (c) guaranties of the  Debt  of
                           Affiliates  or Subsidiaries to the  extent
                           such Debt would be of a type permitted  in
                           Section  6.1 and provided that  such  Debt
                           being  guaranteed  is considered  Debt  of
                           the   Borrowers   for  purposes   of   the
                           financial covenants in Articles  5  and  6
                           of   this   Agreement,   and   (d)   other
                           guaranties  which do not  exceed,  in  the
                           aggregate,  at  any one time  outstanding,
                           the  principal sum of Two Million  Dollars
                           ($2,000,000.00).
   6.3  Sale of Assets     Sell,  lease,  transfer or dispose  (other
                           than in the normal course of business)  of
                           all or a substantial part of its assets.
   6.4  Accounts Receivable FromPermit  or allow the aggregate of accounts
        Related Persons    receivable    and    other    loans    and
                           indebtedness  owed by Related  Persons  to
                           the  Borrowers to exceed the sum  of  Five
                           Hundred Thousand Dollars ($500,000.00)  in
                           the aggregate as to both Borrowers.
   6.5  Loans to Officers andPermit   or   allow  loans  to  directors,
        Employees          officers,   partners,   shareholders   and
                           employees of both Borrowers to exceed,  in
                           the  aggregate,  the sum of  Five  Hundred
                           Thousand Dollars ($500,000.00).
   6.6  Line of Credit FinancingIncur    (a)    additional   debt    which
                           constitutes "line of credit" financing  as
                           contemplated  by  this Agreement,  or  (b)
                           other   interim  financing   for   project
                           acquisition  or  construction   (excluding
                           seller  financing),  except  as  permitted
                           under Section 6.1.
   6.7  Trademarks and TradeSell,   transfer,   convey,   grant    any
        Names              security   interest   in,   or   otherwise
                           encumber   any   existing   or   hereafter
                           acquired  trademarks,  service  marks   or
                           trade names owned by the Borrower.
   6.8  Net Operating Loss Permit  or allow a Net Operating  Loss  of
                           more     than    One    Million    Dollars
                           ($1,000,000.00)  in any  quarterly  period
                           or   in   any  amount  for  any  two   (2)
                           consecutive quarterly periods in  any  one
                           (1) fiscal year.
   6.9  Dividend Payout    Make  a  dividend payment (including  both
                           common   stock  dividends  and   preferred
                           stock  dividends) which  is  greater  than
                           ninety   percent  (90%)  of   Funds   from
                           Operations   or   that   would   otherwise
                           violate  the  United  States  federal  tax
                           laws  governing the qualifications of real
                           estate   investment   trusts.    As   used
                           herein,  "Funds  from  Operations"   shall
                           mean   consolidated  net  income  of  MAAC
                           (computed   in  accordance   with   GAAP),
                           excluding  gains  (or  losses)  from  debt
                           restructuring  or sales of property,  plus
                           depreciation   of  real  property.    Upon
                           written      pre-approval      of      the
                           Administrative  Agent, exceptions  may  be
                           made  where the Board of Directors of MAAC
                           determines, in good faith, that a  special
                           dividend  must be paid to avoid taxes  due
                           to   excess   gains  from  the   sale   of
                           Property.
   6.10 Other Financial Ratiosa) Permit   Total  Liabilities  to  exceed
                              sixty-three percent (63%) of the  Total
                              Market  Value  of  Assets  during   the
                              period  ending on the 1st day of  July,
                              1997,  or to exceed sixty percent (60%)
                              thereof at any time thereafter,  or  to
                              permit  the aggregate amount of Secured
                              Debt  to exceed fifty percent (50%)  of
                              the Total Market Value of Assets.
                           b) Permit  Unsecured Debt to exceed sixty-
                              five  percent (65%) of the Total Market
                              Value  of  Unencumbered  Assets  during
                              the  period  ending on the 1st  day  of
                              July, 1997, or to exceed sixty-two  and
                              one-half  percent (62 1/2%) of  the  Total
                              Market Value of Unencumbered Assets  at
                              any time thereafter.
                           c) Permit  Total  Development  and   Joint
                              Venture   Investment  to   exceed   ten
                              percent  (10%)  of  the  Total   Market
                              Value of Assets.

                           d) Fail  to maintain as of the end of each
                              fiscal  quarter a ratio  of  Annualized
                              EBITDA  for trailing six (6) months  to
                              Total Annualized Fixed Charges for  the
                              same period of at least 1.7 to 1.0.
   6.11 Control            Permit  any  Person, or group of  Persons,
                           acting  in  concert  for  the  purpose  of
                           influencing  the  affairs   of   MAAC   to
                           control more than twenty percent (20%)  of
                           the outstanding voting shares of MAAC.
   6.12 Arizona            (As  to  MAAC  only)  Sell,  transfer   or
                           otherwise dispose of any shares  of  stock
                           in  Arizona, or permit any such shares  of
                           stock   to   be  disposed  of,  sold,   or
                           otherwise transferred.

 7 Default
   7.1  Events of Default  Each  of the following events shall  be  a
                           Default by the Borrowers:
                           a) the Borrowers fail to pay
                                   *  any  principal of a  Loan  when
                                   due,
                                   *  any  interest on a Loan  within
                                   five  Business Days after the  due
                                   date  (except  interest  due   and
                                   payable  on  the Termination  Date
                                   which   must   be  paid   on   the
                                   Termination Date), or
                                   *  a  fee  or other amount payable
                                   under  this  Agreement  within  10
                                   Business Days after its due  date;
                                   or
                           b) a       representation,       warranty,
                              certification  or  statement  made   by
                              either  Borrower in this  Agreement  or
                              in  a  certificate, financial statement
                              or  other  document delivered  pursuant
                              to   this   Agreement   is   materially
                              incorrect  when made (or deemed  made);
                              or
                           c) either  Borrower fails  to  observe  or
                              perform
                                   *  a  covenant  applicable  to  it
                                   regarding  use  of Loan  proceeds,
                                   notice  of Defaults or maintenance
                                   of  existence, merger, or sales of
                                   assets; or
                                   *  a financial covenant applicable
                                   to  it contained in Section  5  or
                                   Section 6; or
                           d) either  Borrower fails  to  observe  or
                              perform  a  covenant or agreement  made
                              by  it  in  this Agreement (other  than
                              those referred to in Section 7.1(a)  or
                              7.1(c)  above)  for 30 days  after  the
                              Administrative   Agent   notifies   the
                              Borrower of such failure; or
                           e) either  Borrower defaults with  respect
                              to  any other agreement to which either
                              Borrower is a party or with respect  to
                              any  other indebtedness when due or the
                              performance  of  any  other  obligation
                              incurred   in   connection   with   any
                              indebtedness  for  borrowed  money,  if
                              the  Borrower's obligations or exposure
                              exceeds $100,000, and if the effect  of
                              such  default  is  to  accelerate   the
                              maturity  of such indebtedness,  or  if
                              the  effect  of  such  default  is   to
                              permit  the  holder  thereof  to  cause
                              such  indebtedness to become due  prior
                              to   its   stated  maturity;  provided,
                              however,  if the amount in  default  is
                              less   than  $750,000  and   no   other
                              default   exists   under   any    other
                              agreement     described     in     this
                              subparagraph,  and  the   Borrower   is
                              diligently    and   in    good    faith
                              contesting   any  default  under   this
                              paragraph     to     the     reasonable
                              satisfaction   of  the   Administrative
                              Agent,   it  shall  not  be  a  Default
                              hereunder; or
                           f) either Borrower or Arizona
                                   *  commences a voluntary  case  or
                                   other      proceeding      seeking
                                   liquidation,   reorganization   or
                                   other  relief  for itself  or  its
                                   debts    under    a    bankruptcy,
                                   insolvency,    receivership     or
                                   similar   law   or   seeking   the
                                   appointment    of    a    trustee,
                                   receiver,   liquidator,  custodian
                                   or  similar official of  it  or  a
                                   substantial part of its property,
                                   *  consents to any such relief  or
                                   to  the  appointment of or  taking
                                   possession  by  any such  official
                                   in  an  involuntary case or  other
                                   proceeding commenced against it,
                                   *  makes a general assignment  for
                                   the benefit of creditors,
                                   *   fails  generally  to  pay  its
                                   debts as they become due, or
                                   *  takes the appropriate action to
                                   authorize  any  of the  foregoing;
                                   or
                           g) an    involuntary   case    or    other
                              proceeding is commenced against  either
                              Borrower     or     Arizona     seeking
                              liquidation,  reorganization  or  other
                              relief with respect to it or its  debts
                              under    a    bankruptcy,   insolvency,
                              receivership  or other similar  law  or
                              seeking  the appointment of a  trustee,
                              receiver,   liquidator,  custodian   or
                              similar  official of  the  Borrower  or
                              Arizona  or a substantial part  of  its
                              property,  and such case or  proceeding
                              (i)  results in an order for relief  or
                              such  adjudication or  appointment,  or
                              (ii)  remains undismissed and  unstayed
                              for 60 days; or
                           h)
                                   *   a  member  of  the  Controlled
                                   Group  fails  to pay when  due  an
                                   aggregate  amount  in  excess   of
                                   $5,000,000  that it is  liable  to
                                   pay  to  the PBGC or to a  Pension
                                   Plan under Title IV of ERISA,
                                   *   a  member  of  the  Controlled
                                   Group  and/or a plan administrator
                                   files  a  notice of  intent  under
                                   Title  IV of ERISA to terminate  a
                                   Pension  Plan  or  Pension   Plans
                                   having  aggregate Unfunded  Vested
                                   Liabilities    in    excess     of
                                   $35,000,000    (collectively,    a
                                   Material Pension Plan),
                                   *  the PBGC institutes proceedings
                                   under   Title  IV  of   ERISA   to
                                   terminate  or to cause  a  trustee
                                   to  be  appointed to administer  a
                                   Material Pension Plan,
                                   *   a   fiduciary  of  a  Material
                                   Pension    Plan    institutes    a
                                   proceeding  against  a  member  of
                                   the  Controlled Group  to  enforce
                                   Section   515  or  4219(c)(5)   of
                                   ERISA  and such proceeding is  not
                                   dismissed    within    60     days
                                   thereafter,
                                   *    a   condition   exists   that
                                   entitles  the  PBGC  to  obtain  a
                                   decree    adjudicating   that    a
                                   Material  Pension  Plan  must   be
                                   terminated, or
                                   *  either Borrower is notified  by
                                   the   plan  administrator   of   a
                                   Pension   Plan  that  the  Pension
                                   Plan  is in reorganization  or  is
                                   being   terminated,   within   the
                                   meaning of Title IV of ERISA,  and
                                   solely   as  a  result   of   such
                                   reorganization or termination  the
                                   aggregate annual contributions  of
                                   the  Borrower to all Pension Plans
                                   that  are  then  in reorganization
                                   or   have   been  or   are   being
                                   terminated is increased  over  the
                                   amounts     required     to     be
                                   contributed   to   such   Pensions
                                   Plans   for  their  most  recently
                                   completed plan years by an  amount
                                   exceeding $15,000,000; or
                           i) a  judgment  or  order  against  either
                              Borrower or Arizona for the payment  of
                              more    than    $1,000,000    continues
                              unsatisfied  and unstayed for  60  days
                              or  a  judgment  creditor  takes  legal
                              action to levy on such judgment; or
                           j) either  Borrower or Arizona shall  have
                              concealed, removed, or permitted to  be
                              concealed or removed, any part  of  its
                              property, with intent to hinder,  delay
                              or  defraud  its creditors  or  any  of
                              them,  or  made or suffered a  transfer
                              of  any  of its property which  may  be
                              fraudulent    under   any   bankruptcy,
                              fraudulent  conveyance or similar  law;
                              or  shall have made any transfer of its
                              property  to  or for the benefit  of  a
                              creditor   at   a   time   when   other
                              creditors similarly situated  have  not
                              been  paid;  or shall have suffered  or
                              permitted,    while   insolvent,    any
                              creditor to obtain a lien upon  any  of
                              its  property through legal proceedings
                              or   distraint  which  is  not  vacated
                              within  thirty (30) days from the  date
                              thereof; or
                           k) except  for  a  transfer from  MAAC  to
                              MAAC  of  Delaware,  Inc.,  a  Delaware
                              corporation  which  is  a  wholly-owned
                              Subsidiary of MAAC, there shall  occur,
                              whether  in  a  single  transaction  or
                              successive  transactions, a  change  or
                              changes  in the ownership of more  than
                              five  percent  (5%) of the  partnership
                              interests  of  Mid-America,   or   Mid-
                              America   shall  grant  or  convey   or
                              permit   to  be  granted  or  conveyed,
                              voluntarily or involuntarily,  directly
                              or  indirectly,  any security  interest
                              in,   pledge  of  or  other   lien   or
                              encumbrance     upon    any     owner's
                              partnership  interests in  Mid-America;
                              or  MAAC  shall cease to  be  the  sole
                              general partner of Mid-America; or  any
                              single  Person  or  related  group   of
                              Persons shall control more than  twenty
                              percent  (20%) of MAAC's voting shares.
                              Exchanges by existing limited  partners
                              of   Mid-America  of  their  respective
                              limited   partnership   interests   for
                              capital  stock of MAAC, not  exceeding,
                              in   the  aggregate,  as  to  all  such
                              exchanges, transfers of not  more  than
                              thirty-five   percent  (35%)   of   the
                              partnership  interests of  Mid-America,
                              shall   not  constitute  an  Event   of
                              Default; or
                           l) any   officer  of  MAAC  who,  in   the
                              reasonable     judgment     of      the
                              Administrative   Agent,   occupies    a
                              position  of  substantial and  material
                              management,  responsibility  ("Material
                              Officer"), shall, by reason  of  death,
                              permanent   disability,  or   departure
                              from  the employ of MAAC, cease  to  be
                              active  in the management of MAAC,  and
                              MAAC  does not, within a period of five
                              (5)  Business Days from such  permanent
                              disability,    death   or    departure,
                              deliver  written notice of  such  event
                              to   the   Administrative  Agent   and,
                              within  a  period of thirty  (30)  days
                              from  such permanent disability,  death
                              or  departure, secure a replacement for
                              such  officer, such replacement to  be,
                              by  reason of his or her experience and
                              credentials,   reasonably  satisfactory
                              to  and  approved by the Administrative
                              Agent.    For  the  purposes  of   this
                              Section   (l),   permanent   disability
                              means   any  disability  that  prevents
                              such  Material Officer from  rendering,
                              in  any  one  calendar year,  full-time
                              services  for a period of  thirty  (30)
                              consecutive days, or in the  aggregate,
                              for  forty-five (45) days, and (ii)  at
                              the  present time, the Persons whom the
                              Administrative  Agent   deems   to   be
                              Material Officers are George E.  Cates,
                              Simon  R.C.  Wadsworth,  and  H.   Eric
                              Bolton,      Jr.      Further,      the
                              Administrative  Agent  shall  have  the
                              right   to   review  and  approve   the
                              credentials of any individual  proposed
                              for   the   office  of   President   or
                              Executive Vice President of MAAC; or
                           m) Except   as   expressly  permitted   in
                              Section   3.4,  or  except   with   the
                              consent  of  the Administrative  Agent,
                              which    consent    shall    not     be
                              unreasonably   withheld,   Mid-America,
                              Arizona  or  any other Person  granting
                              to  the Administrative Agent a Negative
                              Pledge  or Mortgage shall sell, assign,
                              transfer, convey, lease with an  option
                              to  purchase, enter into a contract  of
                              sale,  grant an option to purchase,  or
                              encumber  all  or  any  part   of   its
                              interest   in  any  Property   or   any
                              portion thereof, or permit the same  to
                              be    sold,    assigned,   transferred,
                              conveyed,     contracted     for     or
                              encumbered;     provided,      further,
                              however,  that the encumbrance  of  any
                              Property  by any mechanic's lien  claim
                              shall  not  be deemed to constitute  an
                              Event  of Default so long as a Borrower
                              shall      promptly     notify      the
                              Administrative    Agent     of     such
                              mechanic's   lien  claim,   and   shall
                              diligently  and in good  faith  contest
                              (or cause to be contested) the same  by
                              appropriate   proceedings   and   shall
                              establish  such reserves  with  respect
                              thereto  as  the  Administrative  Agent
                              shall specify.
                           n) MAAC    fails    to    maintain     its
                              qualification   as   a   real    estate
                              investment trust under the Code.
   7.2  Action on Default  During  the continuance of a Default,  the
                           Administrative Agent shall,  if  requested
                           by  Two-thirds of the Lenders, notify  the
                           Borrowers that
                           *  the  Borrowers' Rights are  terminated,
                              whereupon  such Borrowing Rights  shall
                              terminate, or
                           *  all  the Borrowers' Loans, with accrued
                              interest,   and   all   other   amounts
                              payable  by  the Borrowers  under  this
                              Agreement,  are  immediately  due   and
                              payable,  whereupon  all  such   Loans,
                              accrued   interest  and  other  amounts
                              payable  under this Agreement shall  be
                              immediately  due  and  payable  by  the
                              Borrowers without presentment,  demand,
                              protest  or other notice of  any  kind,
                              all of which the Borrowers waive,
                           provided  that  if  the  Default  is   one
                           described  in  Section 7.1(f)  or  7.1(g),
                           then  without  notice to the Borrowers  or
                           other  act by the Administrative Agent  or
                           Two-thirds  of the Lenders, the Borrowers'
                           Borrowing    Rights   shall    immediately
                           terminate,  and  the Loans,  with  accrued
                           interest, and other amounts payable  under
                           this  Agreement, shall become  immediately
                           due  and  payable by the Borrowers without
                           presentment,  demand,  protest  or   other
                           notice  of  any  kind, all  of  which  the
                           Borrowers  waive,  and the  Administrative
                           Agent   may   exercise  all   rights   and
                           remedies  available to  it  hereunder  and
                           under applicable law or in equity.
   7.3  Notice of Default  On   the   request  of   a   Lender,   the
                           Administrative Agent shall promptly give the notice referred to in Section 7.1(d) and shall promptly notify all the Lenders that such notice has been given.

 8 The Administrative Agent
   8.1  Appointment and    Each  Lender  irrevocably  authorizes  the
        authorization      Administrative Agent to take  such  action
                           as  agent  on the Lender's behalf  and  to
                           exercise such powers as are given  to  the
                           Administrative    Agent     under     this
                           Agreement,   together  with   all   powers
                           reasonably incidental thereto.
   8.2  Other conduct      The    Administrative   Agent   and    its
                           Affiliates
                           *  shall  have the same rights and  powers
                              under   this  Agreement  as  any  other
                              Lender  and  may  exercise  or  refrain
                              from  exercising such rights and powers
                              as    though    it   were    not    the
                              Administrative Agent and
                           *  may  accept  deposits from, lend  money
                              to  and generally engage in any kind of
                              business  with the Borrowers  or  their
                              Affiliates  as  if  it  were  not   the
                              Administrative Agent.
   8.3  Scope of obligationsThe   obligations  of  the  Administrative
                           Agent  under this Agreement are only those
                           expressly   set  forth  herein.    Without
                           limiting  the generality of the foregoing,
                           the  Administrative  Agent  shall  not  be
                           required  to take any action with  respect
                           to  a Default except as expressly provided
                           in Section 7.
   8.4  Consultation with  The  Administrative Agent may consult with
        experts            legal    counsel,    independent    public
                           accountants and other experts selected  by
                           the Administrative Agent and shall not  be
                           liable for any action taken or omitted  to
                           be   taken   by  it  in  good   faith   in
                           accordance   with  the  advice   of   such
                           counsel, accountants or experts.
   8.5  Liability of       Neither  the Administrative Agent nor  any
        Administrative Agentof  its  directors, officers,  agents,  or employees shall be
                           *  liable for any action it takes or  does
                              not   take  in  connection  with   this
                              Agreement  (i) with the consent  or  at
                              the   request  of  Two-Thirds  of   the
                              Lenders, unless the consent or  request
                              of  all  of  the Lenders  is  expressly
                              required by this Agreement, or (ii)  in
                              the    absence   of   its   own   gross
                              negligence or willful misconduct, or
                           *  responsible  for  or  have  a  duty  to
                              ascertain,  inquire into or verify  (i)
                              any     statement,     warranty      or
                              representation made in connection  with
                              this  Agreement or a Borrowing, (ii)  a
                              Borrower's  performance  or  observance
                              of  any  covenant  or agreement,  (iii)
                              the  satisfaction of any  condition  in
                              Section  3  (except for the receipt  of
                              items  required to be delivered to  the
                              Administrative  Agent),  or  (iv)   the
                              validity,  effectiveness or genuineness
                              of   this   Agreement  or   any   other
                              instrument  or  writing  furnished   in
                              connection herewith.
                           The  Administrative Agent shall not  incur
                           any  liability by acting in reliance  upon
                           any    notice,    consent,    certificate,
                           statement or other writing (which  may  be
                           a  bank  wire, telex, telecopy or  similar
                           writing) it believes is genuine or  signed
                           by the proper parties.
   8.6  Indemnification    Each  Lender shall, ratably in  accordance
                           with   its   Commitment,   indemnify   the
                           Administrative  Agent (to the  extent  not
                           reimbursed  by the Borrowers) against  any
                           cost,   expense,  claim,  demand,  action,
                           loss  or liability (except such as  result
                           from   the  Administrative  Agent's  gross
                           negligence  or  willful  misconduct)  that
                           the  Administrative Agent  may  suffer  or
                           incur  in  connection with this  Agreement
                           or  any  action  the Administrative  Agent
                           takes or omits hereunder.
   8.7  Successor AdministrativeThe  Administrative Agent  may  resign  by
        Agent              giving  notice thereof to the Lenders  and
                           the  Borrowers.   So long  as  no  Default
                           exists,  the Administrative Agent  may  be
                           removed   upon   the   request   of    the
                           Borrowers.    Upon  such  resignation   or
                           removal,  the  Borrowers  may  appoint   a
                           successor  Administrative Agent  with  the
                           consent of Two-Thirds of the Lenders.   If
                           the  Borrowers are in Default,  Two-Thirds
                           of  the  Lenders may appoint  a  successor
                           Administrative     Agent.      If      the
                           Administrative   Agent   resigns   or   is
                           removed  and  no  successor Administrative
                           Agent  is  so  appointed and accepts  such
                           appointment  within  30  days  after   the
                           resigning  Administrative  Agent's  notice
                           of  resignation or its removal,  then  the
                           resigning or removed Administrative  Agent
                           may,  on  behalf  of  the  Lenders,  shall
                           appoint  a successor Administrative  Agent
                           that  is  a  commercial bank organized  or
                           licensed  under  the laws  of  the  United
                           States  of America or of any State thereof
                           and  having a combined capital and surplus
                           of   at   least  $100,000,000.    Upon   a
                           successor  Administrative Agent's  written
                           acceptance    of   its   appointment    as
                           Administrative   Agent,   the    successor
                           Administrative Agent shall succeed to  and
                           become  vested  with all  the  rights  and
                           duties   of   the  resigning  or   removed
                           Administrative  Agent, and  the  resigning
                           or  removed Administrative Agent shall  be
                           discharged    from    its    duties    and
                           obligations   as   Administrative   Agent.
                           After     the    Administrative    Agent's
                           resignation or removal, the provisions  of
                           this Section 8 shall continue to inure  to
                           its  benefit as to any action it  took  or
                           omitted    to    take   while    it    was
                           Administrative Agent.
   8.8  Fees               The     Borrowers    shall     pay     the
                           Administrative Agent for its account  such
                           fees   for   its   services   under   this
                           Agreement   as  the  Borrowers   and   the
                           Administrative Agent may agree.








 9 Change in circumstances
   9.1  Eurocurrency ReserveIf  a  Lender  notifies the Administrative
        Requirements       Agent  and  the Borrowers that the  Lender
                           is   or  will  be  generally  subject   to
                           Eurocurrency  Reserve  Requirements  as  a
                           result  of  which  the Lender  will  incur
                           additional  costs on its Loans,  then  the
                           Lender  shall,  to the extent  such  costs
                           are  actually incurred, for each day  from
                           the  later of the date of such notice  and
                           the  date  on  which  the  Lender  becomes
                           subject   to   the  Eurocurrency   Reserve
                           Requirements,  be entitled  to  additional
                           interest  on each Loan made by the  Lender
                           at  a  rate  per annum (rounded upward  to
                           the  nearest .01%) equal to the  remainder
                           obtained by subtracting (i) LIBOR for  the
                           Eurodollar   Loan  from  (ii)   the   rate
                           obtained  by  dividing such LIBOR  by  the
                           excess   of  100%  over  the  Eurocurrency
                           Reserve Requirements.
                           Such  additional interest shall be payable
                           in  arrears  to the Administrative  Agent,
                           for  the  account of the Lender,  on  each
                           date interest is payable on the Loan.
                           A  Lender  that gives a notice under  this
                           Section  9.1 shall promptly withdraw  such
                           notice  by  notifying  the  Administrative
                           Agent  and  the Borrowers if  Eurocurrency
                           Reserve Requirements cease to apply to  it
                           or  the circumstances giving rise to  such
                           notice otherwise cease to exist.
   9.2  Increased cost or  If  any Regulatory Action (other than  the
        reduced return     imposition    of   Eurocurrency    Reserve
                           Requirement) taken after the date hereof
                           *  imposes,  modifies or deems  applicable
                              any   reserve,   special   deposit   or
                              similar requirement against assets  of,
                              deposits with or for the account of  or
                              credit  extended  by a  Lender  or  its
                              Office,
                           *  imposes  on a Lender or its  Office  or
                              the  London interbank market any  other
                              condition   affecting   the    Lender's
                              Eurodollar Loans, or
                           *  imposes,  modifies or deems  applicable
                              any standards of capital adequacy,
                           and  such Regulatory Action will,  in  the
                           Lender's judgment,
                           *  increase  the  cost to  the  Lender  or
                              Office  of  making or  maintaining  any
                              Eurodollar Loan,
                           *  reduce  the  amount receivable  by  the
                              Lender  or  Office under this Agreement
                              with  respect  to  any such  Eurodollar
                              Loan, or
                           *  reduce  the  rate  of  return  on   the
                              Lender's  capital as a  consequence  of
                              its  obligations under  this  Agreement
                              (taking    into    consideration    the
                              Lender's policies on capital adequacy)
                           by  an  amount the Lender deems  material,
                           then the Lender shall promptly notify  the
                           Borrowers  and  the  Administrative  Agent
                           thereof,  enclosing (i) a  certificate  of
                           an  officer  of the Lender describing  the
                           Regulatory   Action   leading    to    the
                           increased  costs  or  reduction  with,  if
                           possible,  a  copy  of the  relevant  law,
                           regulation,  interpretation  or  guideline
                           and  (ii) the Lender's calculation setting
                           forth  in  reasonable  detail  the  dollar
                           amount   of   the   increased   costs   or
                           reduction.
          determination of In  calculating any amount  payable  under
          amount           this   Section  9.2,  a  Lender  may   use
                           reasonable   averaging   and   attribution
                           methods.  A Lender's determination of  the
                           amount  shall be conclusive in the absence
                           of manifest error.
          payment of       Subject  to  the following  sentence,  the
        compensation       Borrowers  shall  pay a Lender  within  30
                           days  after receipt of a notice  from  the
                           Lender   under  this  Section   9.2   such
                           amounts as will compensate the Lender  for
                           the  increased  costs or  reduction.   The
                           Borrowers  will not, however, be  required
                           to  pay the Lender any amount set forth in
                           the  notice  that relates  to  any  period
                           prior to the 30th day before the date  the
                           Lender  gives  the  notice.   Each  Lender
                           agrees  that it shall notify the Borrowers
                           immediately  upon becoming aware  of  such
                           increased costs.
   Base Rate election by   If  a  Lender  demands compensation  under
   Borrower                this   Section  9.2  with  respect  to   a
                           Eurodollar  Loan, then the Borrowers  may,
                           on  at  least  five Business  Days'  prior
                           notice    to    the   Lender    and    the
                           Administrative  Agent, elect  that,  until
                           the  Lender  or  the Administrative  Agent
                           notifies    the   Borrowers    that    the
                           circumstances  giving rise to  the  demand
                           for  compensation  no  longer  apply,  all
                           Loans   to   the  Borrowers   that   would
                           otherwise   be  made  by  the  Lender   as
                           Eurodollar  Loans, shall be  made  instead
                           as  Loans  at  the  Base  Rate  (on  which
                           interest  and principal shall  be  payable
                           contemporaneously with the  related  Loans
                           of the other Lenders).
  9.3 LIBOR unavailable or If  on  or before the second Business  Day
        inadequate         before an Interest Period for a Borrowing
                           *  dollar   deposits  in  the   applicable
                              amounts  are not being offered  to  the
                              Administrative  Agent in  the  relevant
                              market for the Interest Period, or
          suspension of           *  Two-Thirds  of the Lenders  advise  the
obligation to make Loans      Administrative  Agent  that  the  LIBOR
                              will  not adequately and fairly reflect
                              the  cost  to such Lenders  of  funding
                              their Loans for the Interest Period,
                           then   the   Administrative  Agent   shall
                           promptly  notify  the  Borrowers  and  the
                           Lenders     thereof,     whereupon     the
                           obligations  of the Lenders  to  make,  or
                           permit    Conversion   of   Loans    into,
                           Eurodollar  Loans shall be suspended,  and
                           any  subsequent request by  the  Borrowers
                           for  a  Eurodollar Loan or for  Conversion
                           into a Eurodollar Loan shall be deemed  to
                           be  a request for, or for Conversion into,
                           a Loan bearing interest at the Base Rate.
          suspension after        If  the Lenders' obligations to make Loans
Borrowing Notice given     is  suspended pursuant to this Section 9.3
                           after  the  Borrowers give  the  Borrowing
                           Notice  for  the Borrowing  that  includes
                           such  Loans,  then  unless  the  Borrowers
                           notify  the Administrative Agent at  least
                           one  Business Day before the date of  such
                           Borrowing that the Borrowers elect not  to
                           borrow  on such date, the Borrowing  shall
                           instead accrue interest at the Base Rate.
   9.4  Illegal Loans      If,  after the date of this Agreement, any
                           Regulatory  Action makes  it  unlawful  or
                           impossible for a Lender or its  Office  to
                           make,  maintain  or  fund  its  Eurodollar
                           Loans,  and  the  Lender so  notifies  the
                           Administrative     Agent,     then     the
                           Administrative   Agent   shall    promptly
                           notify   the   other   Lenders   and   the
                           Borrowers,  whereupon  the  obligation  of
                           the  Lender  to make or permit Conversions
                           into Eurodollar Loans shall be suspended.
          prepayment of illegal   If  a  Lender determines that it  may  not
Loans                      lawfully    continue   to   maintain    an
                           outstanding   Eurodollar   Loan   to   the
                           Borrowers  to  the end of  the  Eurodollar
                           Loan's  applicable Interest Period and  so
                           specifies in the notice it gives  pursuant
                           to  this  Section 9.4, the  Administrative
                           Agent  shall so notify the Borrowers,  and
                           the Borrowers shall immediately prepay  in
                           full  the unpaid principal amount  of  the
                           Eurodollar  Loan  with  accrued  interest.
                           As  each such Loan is prepaid, the  Lender
                           shall make a Loan bearing interest at  the
                           Base  Rate  to the Borrower  in  an  equal
                           principal   amount   with   interest   and
                           principal  payable contemporaneously  with
                           the related Loans of the other Lenders.
          new Loans made as Base  If  the  obligation of a  Lender  to  make
Rate Loans                 Eurodollar Loans is suspended pursuant  to
                           this  Section 9.4, then until  the  Lender
                           or  the Administrative Agent notifies  the
                           Borrowers  that  the circumstances  giving
                           rise  to  the suspension no longer  apply,
                           all Loans that would otherwise be made  by
                           the  Lender as Eurodollar Loans  shall  be
                           made  instead  as Loans accruing  interest
                           at  the  Base Rate (on which interest  and
                           principal      shall      be       payable
                           contemporaneously with the  related  Loans
                           of the other Lenders).
   9.5  Termination of     When  the circumstances giving rise  to  a
        suspension         suspension  of  the  obligation  to   make
                           Eurodollar  Loans  under  Section  9.3  or
                           Section   9.4   no   longer   exist,   the
                           Administrative Agent shall so  notify  the
                           Borrowers  and the Lenders, whereupon  the
                           suspension shall terminate.
   9.6  Taxes on payments  Each  Lender shall deliver to each of  the
                           Borrowers and to the Administrative Agent
   delivery of Tax Forms   *  no  more than 30 days after the date it
                              becomes  a  Lender, either a  statement
                              that  it is incorporated in the  United
                              States  of America or, if it is not  so
                              incorporated,   two   duly    completed
                              copies  of,  as  applicable,  a  United
                              States  Internal Revenue  Service  Form
                              1001 or Form 4224 (including a Form  W-
                              9  or equivalent) promulgated under the
                              Internal   Revenue   Code   (each,   as
                              applicable  to any Person and  together
                              with  any successor form, a "Tax Form")
                              indicating that the Lender is  entitled
                              to    receive   payments   under   this
                              Agreement    without    deduction    or
                              withholding  of  United States  federal
                              income   Taxes  as  permitted  by   the
                              Internal Revenue Code,
                           *  such extensions or renewals of the  Tax
                              Form    as   applicable   because    of
                              expiration of the Tax Form  or  as  the
                              Borrowers reasonably request (but  only
                              to  the  extent  the Lender  determines
                              that   it  may  properly  effect   such
                              extensions     or    renewals     under
                              applicable    Tax    treaties,    laws,
                              regulations and directives), and
                           *  if   a   Loan  is  transferred  to   an
                              Affiliate  of  the Lender,  a  new  Tax
                              Form for the Affiliate.
                           The   Borrowers   and  the  Administrative
                           Agent  may each rely on a Tax Form in  its
                           possession  until  the  earlier   of   the
                           expiration  date  of  the  Tax   Form   or
                           receipt  of any revised or successor  form
                           pursuant to this Section 9.6.
   withholding Taxes       If  a Tax imposed by the United States  of
                           America,  or any political subdivision  or
                           taxing   authority  thereof,  subjects   a
                           Lender  or its Office to any deduction  or
                           withholding on a payment (including  fees)
                           on  its Loans to the Borrowers, the Lender
                           shall  promptly  notify the  Borrowers  of
                           the  Tax, enclosing a copy of the relevant
                           statute,   regulation  or   interpretation
                           requiring  the  deduction  or  withholding
                           and  setting  forth  in reasonable  detail
                           the  Lender's  calculation of  the  dollar
                           amount  of the Tax.  Within 30 days  after
                           it   receives  the  notice  (or  a  longer
                           period   that   complies  with   the   law
                           relating  to  the  Tax without  subjecting
                           the  Lender  to  additional payments  with
                           respect to the Tax), the Borrowers  shall,
                           as requested by the Lender in the notice,
                           *  increase  the amount of the payment  so
                              that  the  Lender will  receive  a  net
                              amount  (after deduction  of  the  Tax)
                              equal to the amount due hereunder,
                           *  pay  the Tax to the appropriate  taxing
                              authority  for  the  Lender's  account,
                              and
                           *  as   promptly  as  possible,  send  the
                              Lender evidence showing payment of  the
                              Tax,   together  with  any   additional
                              documentary   evidence    the    Lender
                              reasonably requests.
                           The  Borrowers  shall indemnify  a  Lender
                           for  any  incremental Taxes,  interest  or
                           penalties  that may become  payable  as  a
                           result   of  the  Borrowers'  failure   to
                           comply with this Section 9.6.
failure to furnish Tax     not withstanding anything to  the  contrary
Forms                      in  this Section 9.6, the Borrowers  shall
                           not  be required to make any payment to  a
                           Lender  or  taxing  authority  under  this
                           Section  9.6 as a result of any  deduction
                           or   withholding   or   incremental   Tax,
                           interest or penalty
                           *  that  is caused by the Lender's failure
                              or  inability to furnish the  Borrowers
                              with  a  Tax  Form, or an extension  or
                              renewal   thereof,  pursuant  to   this
                              Section  9.6  unless  such  failure  or
                              inability is the result of a change  in
                              an  applicable law, regulation  or  Tax
                              treaty   or   in   the   interpretation
                              thereof by a regulatory authority  that
                              becomes  effective after  the  date  of
                              this Agreement, or
                           *  for any period for which the Lender  or
                              its  applicable Office has furnished  a
                              Tax   Form   to   the  Borrowers   that
                              incorrectly indicates that  the  Lender
                              or   its   applicable  Office  is   not
                              subject    to    such   deduction    or
                              withholding.
   9.7  Change of Office   A   Lender  shall  designate  a  different
                           Office  for  its Loans if such designation
                           will  avoid the need for giving  a  notice
                           pursuant  to Section 9.4 with  respect  to
                           suspension of Loans, or reduce the  amount
                           of    compensation   under   Section   9.2
                           (Increased  cost  or reduced  return),  or
                           Section  9.6,  (Taxes  on  payments),  and
                           will  not,  in  the Lender's judgment,  be
                           disadvantageous to the Lender.
   9.8 Replacement of
        Lender             If
                           *  the  obligation  of a  Lender  to  make
                              Eurodollar  Loans  is  suspended  under
                              Section 9.4 (Illegal Loans),
                           *  a   Lender   demands  compensation   or
                              payment  under  Section 9.2  (Increased
                              cost  or  reduced return),  or  Section
                              9.6 (Taxes on payments), or
                           *  a  Lender's  senior unsecured  debt  is
                              rated lower than BBB- by S&P,
                           then  the  Borrowers may, on five Business
                           Days'  notice to the Administrative  Agent
                           and  the Lender, select a replacement bank
                           or  banks (which may be one or more of the
                           other  Lenders) to purchase  the  Lender's
                           Loans  and  assume  its  Commitment.   The
                           purchase  price  for  the  Lender's  Loans
                           shall  be  the sum of the unpaid principal
                           amount   of   the  Loans,   with   accrued
                           interest,  the Lender's share  of  accrued
                           Unused  Fees and other amounts due to  the
                           Lender  under  this  Agreement  (including
                           any   amounts   due  under  Section   1.20
                           (Funding   losses)  for   each   Loan   so
                           purchased  on a date other than  the  last
                           day  of the Interest Period for the Loan).
                           Upon  the  execution and  delivery  of  an
                           assignment   and   assumption    agreement
                           substantially in the form of Exhibit G  by
                           such  Lender  and  each  replacement  bank
                           (and,  if  the replacement bank is  not  a
                           Lender,  with  the subscribed  consent  of
                           the   Borrowers   and  the  Administrative
                           Agent),  each such replacement bank  shall
                           be  deemed  to  be,  a  'Lender'  for  all
                           purposes  of  this  Agreement,   and   the
                           Administrative  Agent  shall  notify   the
                           other Lenders accordingly.

 10    Miscellaneous
   10.1 Notices            Except  as otherwise stated, all  notices,
                           requests,      consents     and      other
                           communications  to  any  party   to   this
                           Agreement   shall  be  in  writing.    For
                           purposes  of  this Section 10.1  (writing)
                           shall  include writings in any  form  that
                           provides the recipient, using the  systems
                           routinely   used  by  the  recipient   for
                           communication,  with  a  permanent  record
                           and  a  human-readable text.  All  notices
                           to   a   party  shall  be  given  at   the
                           addresses,   telecopy  number   or   other
                           electronic  addresses or by other  methods
                           set  forth on Schedule 3 or at such  other
                           addresses,   numbers  or  by  such   other
                           reasonable  methods  as  such  party   may
                           specify for the purpose by notice  to  the
                           Administrative  Agent  and  the  Borrowers
                           (each a "Notice Address").
                           Each  notice,  request, consent  or  other
                           communication  given under this  Agreement
                           shall  be effective when received  at  the
                           number   or  address  or  by  the   method
                           specified  pursuant to this Section  10.1.
                           Any  requirement in this Agreement that  a
                           notice  or other communication be 'prompt'
                           or  be  given 'promptly' shall  mean  that
                           such  notice or other communication  shall
                           promptly  be transmitted by telephone  (if
                           oral  notice  is  permitted),  bank  wire,
                           telex,  telecopy, computer link  or  other
                           means   that   normally  provides   nearly
                           instantaneous transmission.
 10.2 No waivers; remedies No failure or delay by the Administrative cumulative; integration; Agent or a Lender in exercising a right,
  survival                 power  or  privilege under this  Agreement
                           shall  operate  as a waiver  thereof,  nor
                           shall   a   single  or  partial   exercise
                           thereof  preclude  any  other  or  further
                           exercise  thereof or the exercise  of  any
                           other  right,  power  or  privilege.   The
                           rights  and  remedies  provided  in   this
                           Agreement  shall  be  cumulative  and  not
                           exclusive  of  other  rights  or  remedies
                           provided    by   law.    This    Agreement
                           constitutes   the  entire  agreement   and
                           understanding   among  the   parties   and
                           supersedes   all   prior  agreements   and
                           understandings, oral or written,  relating
                           to its subject matter.
                           All         covenants,         agreements,
                           representations  and  warranties  of   the
                           Borrowers   in   this  Agreement   or   in
                           certificates or other documents  delivered
                           pursuant   to  this  Agreement  shall   be
                           considered to have been relied on  by  the
                           Lenders  and shall survive the  making  of
                           any     Loans,    regardless    of     any
                           investigation made by or on behalf of  the
                           Lenders, and shall continue in full  force
                           and  effect  as long as any obligation  of
                           the  Borrowers  under  this  Agreement  is
                           unpaid  or the Borrowers' Borrowing Rights
                           have not terminated.
10.3 Expenses; documentary The  Borrowers  shall pay,  and  shall  be
        Taxes              jointly  and  severally  liable  for,  the
                           reasonable  Expenses of the Administrative
                           Agent  in connection with (i) its drafting
                           and  negotiation  of this  Agreement,  any
                           waiver   or  consent  hereunder   or   any
                           amendment  hereof (all of which  documents
                           shall  be  prepared  by  counsel  for  the
                           Administrative   Agent)   and   (ii)   the
                           effectiveness  of  this  Agreement   under
                           Section 3.1.
                           If  a Default by the Borrowers occurs, the
                           Borrowers   shall   pay   the   reasonable
                           Expenses  incurred  by the  Administrative
                           Agent  in  connection with  such  Default.
                           In  addition, if there is a Default by the
                           Borrowers,  the Borrowers  shall  pay  the
                           reasonable   Expenses  incurred   by   any
                           Lender,  including  collection  and  other
                           enforcement     proceedings,     resulting
                           therefrom.
                           The    Borrowers   shall,   jointly    and
                           severally,  indemnify  the  Administrative
                           Agent   and   the  Lenders   against   all
                           transfer,  documentary  or  similar  Taxes
                           payable  by  reason of the  execution  and
                           delivery of this Agreement.
   10.4 Indemnification    Each   Borrower   shall   indemnify    the
                           Administrative Agent and each  Lender  and
                           shall  hold the Administrative  Agent  and
                           each    Lender   jointly   and   severally
                           harmless  from  and against  any  and  all
                           liabilities,  damages, costs and  Expenses
                           of  any  kind in connection with an actual
                           or        threatened        investigative,
                           administrative   or  judicial   proceeding
                           (whether  or not the Administrative  Agent
                           or    Lender    is   a   party    thereto)
                           (collectively, "Claims") incurred  by  the
                           Administrative  Agent  or  Lender  to  the
                           extent arising out of
                           *  a  Borrower's breach of, or any Default
                              under, this Agreement,
                           *  any  claim by a Person not a  party  to
                              this  Agreement that either Borrower's,
                              the   Administrative   Agent's   or   a
                              Lender's  conduct  in  connection  with
                              this  Agreement is unlawful by a  court
                              of  competent jurisdiction  or  has  or
                              will   violate   such  Person's   legal
                              rights,  but  only to the  extent  that
                              the  Lender's or Administrative Agent's
                              conduct    is   deemed   unlawful    or
                              violative   due  to  some   action   or
                              inaction of the Borrowers or either  of
                              them,
                           *  an  actual  or  proposed  use  of  Loan
                              proceeds by the Borrowers, or
                           *  an  action initiated by either or  both
                              Borrowers  against  the  Administrative
                              Agent  or  a  Lender relating  to  this
                              Agreement, unless a court of  competent
                              jurisdiction   enters  a   final   non-
                              appealable  order  in  such  action  in
                              favor of the Borrowers.
                           Notwithstanding anything to  the  contrary
                           in   this   Section  10.4,   neither   the
                           Administrative  Agent nor a  Lender  shall
                           be   indemnified  for  any  Claim  to  the
                           extent such Claim
                           *  is   caused   by   the   Administrative
                              Agent's  or  Lender's gross  negligence
                              or  willful  misconduct, as  determined
                              in  a  final non-appealable order by  a
                              court of competent jurisdiction, or
                           *  results  from a Lender's claims against
                              other  Lenders  not attributable  to  a
                              Borrower's  actions and for  which  the
                              Borrowers otherwise have no liability.
  10.5 Sharing of set-offs If  a  Lender exercises a right of set-off
                           or   counterclaim  or  otherwise  receives
                           payment  of  a  portion of  the  aggregate
                           amount  of principal and interest  due  on
                           its  Loans  to  the  Borrowers,  and  such
                           payment  is  greater than  the  proportion
                           received  by  any  other  Lender  of   the
                           aggregate   amount   of   principal    and
                           interest due on such other Lender's  Loans
                           to  the  Borrowers, the  Lender  receiving
                           the  proportionately greater payment shall
                           purchase participations in the Loans  made
                           to  the  Borrowers by the  other  Lenders,
                           and  other  adjustments shall be  made  as
                           required   so   that   all   payments   of
                           principal  and interest on  the  Loans  to
                           the  Borrowers  shall  be  shared  by  the
                           Lenders   pro-rata,  provided  that   this
                           Section  10.5 shall not impair a  Lender's
                           right   to   exercise,   to   the   extent
                           permitted  by applicable law, a  right  of
                           set-off  or counterclaim and to apply  the
                           amount  subject  to such exercise  to  the
                           payment  of indebtedness of the  Borrowers
                           other  than  indebtedness  on  Loans.    A
                           Participant  in  a Loan,  whether  or  not
                           acquired   pursuant   to   the   foregoing
                           arrangements, may exercise rights of  set-
                           off  or counterclaim and other rights with
                           respect  to its participation as fully  as
                           if  the Participant were a direct creditor
                           of  the  Borrowers in the amount  of  such
                           participation.
10.6 Amendments and        An  amendment to or waiver of a  provision
     waivers               of  this Agreement must be in writing  and
                           signed by the Borrowers and Two-Thirds  of
                           the  Lenders (and, if the rights or duties
                           of  the  Administrative Agent are affected
                           thereby,  by  the  Administrative  Agent),
                           provided  that each affected  Lender  must
                           sign an amendment or waiver that
                           (a)     increases    or   decreases    the
                                   Commitment  of  such   Lender   or
                                   subjects     such    Lender     to
                                   additional obligations, except  as
                                   contemplated   in   Section    9.8
                                   (Replacement of Lender),
                           (b)     reduces  the principal of or  rate
                                   of  interest  on any Loan  or  any
                                   fees hereunder,
                           (c)     postpones  the  Maturity  Date  or
                                   other  date  fixed for payment  of
                                   principal  or interest on  a  Loan
                                   or  of  any fees hereunder or  for
                                   the  termination of the Borrowers'
                                   Borrowing Rights,
                           (d)     changes  the  percentage  of   the
                                   Commitments  or of  the  aggregate
                                   unpaid  principal  amount  of  the
                                   Loans,  or the Borrowing Base,  or
                                   the  number  of  Lenders  required
                                   for   the  Lenders  to  take   any
                                   action under this Agreement,
                           (e)     amends   Section  1.21   (Pro-rata
                                   treatment), or
                           (f)     amends this Section 10.6.
   10.7 Successors and assignsThe provisions of this Agreement shall  be binding  upon and inure to the benefit  of
                           the    parties   and   their    respective
        (a) generally     successors   and  assigns,   except   that
                           neither  Borrower may assign, delegate  or
                           otherwise  transfer any of its  rights  or
                           obligations under this Agreement.
        (b) participations     A   Lender  may  grant  a  bank  or  other
                           institution     (a    "Participant")     a
                           participating  interest in its  Commitment
                           or  some or all of its Loans.  If a Lender
                           grants  a  participating  interest  to   a
                           Participant,   the  Lender  shall   remain
                           responsible  for  the performance  of  its
                           obligations under this Agreement, and  the
                           Borrowers  and  the  Administrative  Agent
                           shall  continue  to deal solely  with  the
                           Lender  in connection with this Agreement,
                           regardless  of  whether  the  Lender   has
                           notified    the    Borrowers    and    the
                           Administrative  Agent of  the  grant.   An
                           agreement  granting such  a  participating
                           interest  shall  provide that  the  Lender
                           shall   retain   the   sole   right    and
                           responsibility to enforce the  obligations
                           of  the  Borrowers under  this  Agreement,
                           including   the  right  to   approve   any
                           amendment, modification or waiver  of  any
                           provision  of this Agreement.  Subject  to
                           Section   10.7(e)  (funding   losses   and
                           changed   circumstances),  a   Participant
                           shall,  to  the  extent  provided  in  its
                           participation  agreement, be  entitled  to
                           the  benefits  of  Section  9  (Change  in
                           circumstances),  with   respect   to   its
                           participating interest.  An assignment  or
                           other  transfer that is not  permitted  by
                           Section  10.7(c) (assignments), or 10.7(d)
                           (assignment  to  Federal  Reserve   Bank),
                           shall  be given effect only to the  extent
                           that   it   is  a  participating  interest
                           granted  in  accordance with this  Section
                           10.7(b).
        (c)    assignments        A  Lender may assign to one or more  banks
                           or    other    institutions    (each    an
                           "Assignee")  all  or a proportionate  part
                           of  its rights and obligations under  this
                           Agreement, and each Assignee shall  assume
                           such  rights and obligations, pursuant  to
                           an  assignment and assumption agreement in
                           substantially the form of Exhibit G.   The
                           assignment and assumption agreement  shall
                           be   signed  by  the  Assignee   and   the
                           transferor  Lender, with (and subject  to)
                           the  subscribed acknowledgment and consent
                           of   the  Administrative  Agent  and   the
                           subscribed  consent, which  shall  not  be
                           unreasonably  withheld, of the  Borrowers,
                           provided that such consents shall  not  be
                           required if the Assignee is a Lender or  a
                           Federal Reserve Bank.
                           Upon  the later of (i) the effective  date
                           stated  in  the assignment and  assumption
                           agreement  (which  shall  not  be  earlier
                           than   the   fifth  Business   Day   after
                           execution  of  such  agreement)  or   (ii)
                           payment  by the Assignee to the transferor
                           Lender   of  the  purchase  price   agreed
                           between   them,   and   payment   by   the
                           transferor Lender or the Assignee  to  the
                           Administrative  Agent  of  a  registration
                           and processing fee of $2,500,
                           *  the  Assignee  shall be a Lender  party
                              to  this  Agreement and shall have  all
                              the  rights and obligations of a Lender
                              with  the Commitment set forth  in  the
                              assignment and assumption agreement,
                           *  the   transferor   Lender   shall    be
                              released  from  its  obligations  under
                              this   Agreement  to  a   corresponding
                              extent  so long as the Assignee at  the
                              time  of  transfer has a net  worth  at
                              least  equal  to the net worth  of  the
                              transferor Lender, and
                           *  no  further  consent or action  by  any
                              party shall be required.
        (d)assignment to      A    Lender   may   assign   all   or    a
Federal Reserve Bank       proportionate  part of  its  rights  under
                           this  Agreement to a Federal Reserve Bank,
                           and  the  Borrowers, if requested  by  the
                           Lender,  shall issue a promissory note  to
                           be  pledged  to the Federal  Reserve  Bank
                           evidencing  the Borrowers' obligations  on
                           the   Lender's  Loans  to  the  Borrowers.
                           Such  assignment  shall  not  release  the
                           transferor  Lender  from  its  obligations
                           under this Agreement.
 (e)    funding losses     No    Assignee,   Participant   or   other
and changed                transferee  of  any  Lender's  rights  may
circumstances              receive  any greater payment under Section
                           1.20  (Funding  losses), and  Section  9.2
                           (Increased cost and reduced return),  than
                           the  transferor Lender would have received
                           with  respect  to the rights  transferred,
                           unless  such  transfer was made  with  the
                           Borrowers' prior consent.
        (f)    registration of    The  Administrative Agent  shall  maintain
assignments                at  one  of  its  offices  in  Birmingham,
                           Alabama,  a  copy of each  assignment  and
                           assumption agreement delivered to  it  and
                           a  register  for  the recordation  of  the
                           names  and  addresses of the Lenders,  and
                           the  Commitment  of, and principal  amount
                           of  the  Loans owing to, each Lender  (the
                           "Register").  The entries in the  Register
                           shall  be  conclusive in  the  absence  of
                           manifest  error,  and the  Borrowers,  the
                           Administrative Agent and the  Lenders  may
                           treat  each Person whose name is  recorded
                           in  the  Register  as  a  Lender  for  all
                           purposes  of this Agreement.  The Register
                           shall  be available for inspection by  the
                           Borrowers  or  Lender  at  any  reasonable
                           time upon reasonable notice.
                           If  an  Assignee is not already a  Lender,
                           it  shall  deliver  to the  Administrative
                           Agent     a    completed    administrative
                           questionnaire in the form required by  the
                           Administrative  Agent.  Upon  its  receipt
                           of   (i)   an  assignment  and  assumption
                           agreement executed by an assigning  Lender
                           and  an Assignee (and, if required, by the
                           Borrowers),     (ii)     the     completed
                           administrative questionnaire  (unless  the
                           Assignee  is already a Lender)  and  (iii)
                           the   registration  and   processing   fee
                           referred   to  in  Section  10.7(c),   the
                           Administrative  Agent  shall  record   the
                           information  contained in  the  assignment
                           and  assumption agreement in the  Register
                           and  give  prompt notice  thereof  to  the
                           Lenders.
 10.8 Borrowers' liability The  parties acknowledge that  the  rights
                           and     obligations     (including     the
                           representations,  warranties,  agreements,
                           breaches,  liabilities,  indemnities   and
                           Defaults)  of  the  Borrowers  under  this
                           Agreement are joint and several  and  that
                           the  liability of the Borrowers  is  joint
                           and several.
   10.9 No reliance on MarginEach    Lender    represents    to     the
        Stock collateral   Administrative   Agent   and   the   other
                           Lenders  that it is not relying  upon  any
                           Margin   Stock   as  collateral   in   the
                           extension  or  maintenance of  the  credit
                           provided for in this Agreement.
   10.10   Credit decision Each  Lender  acknowledges  that  it  has, independently  and without  reliance  upon
                           the  Administrative  Agent  or  any  other
                           Lender,  and  based on such documents  and
                           information   as  it  deemed  appropriate,
                           made  its own credit analysis and decision
                           to   enter  into  this  Agreement.    Each
                           Lender  also  acknowledges that  it  will,
                           independently  and without  reliance  upon
                           the  Administrative  Agent  or  any  other
                           Lender,  and  based on such documents  and
                           information  as  it deems  appropriate  at
                           the  time, continue to make its own credit
                           decisions  in  taking or  not  taking  any
                           action under this Agreement.
   10.11   Alabama law     This  Agreement shall be governed  by  and
                           construed in accordance with the  laws  of
                           the State of Alabama.
   10.12   Waiver of jury trialThe   Borrowers,  the  Lenders   and   the
                           Administrative  Agent  hereby  irrevocably
                           and  unconditionally waive trial  by  jury
                           in   any   legal   action  or   proceeding
                           relating  to  this Agreement and  for  any
                           counterclaim therein.
   10.13   Venue of ActionsAs  an  integral part of the consideration for  making of the Loans, it is  expressly
                           understood  and  agreed that  no  suit  or
                           action   shall  be  commenced  by   either
                           Borrower,  or  by any successor,  personal
                           representative or assignee  thereof,  with
                           respect  to the Loans contemplated hereby,
                           or  with respect to this Agreement or  any
                           other document or instrument which now  or
                           hereafter evidences or secures all or  any
                           part  of the Loans, other than in a  state
                           court  of  competent jurisdiction  in  and
                           for  the County of the State in which  the
                           principal   place  of  business   of   the
                           Administrative  Agent is situated,  or  in
                           the  United States District Court for  the
                           District  in which the principal place  of
                           business  of the Administrative  Agent  is
                           situated,  and not elsewhere.  Nothing  in
                           this  paragraph  contained shall  prohibit
                           the  Administrative Agent from instituting
                           suit    in    any   court   of   competent
                           jurisdiction  for the enforcement  of  its
                           rights  hereunder or in any other document
                           or  instrument which evidences or  secures
                           the loan indebtedness.
   10.14   Execution       This   Agreement   may  be   executed   in
                           counterparts.   Delivery  of  an  executed
                           counterpart   signature   page   to   this
                           Agreement,    including    delivery     by
                           telecopier,   shall   be   effective    as
                           delivery    of    a   manually    executed
                           counterpart of this Agreement.
   10.15   Survival        Section   9   (Change  in  circumstances),
                           Section 10.3 (Expenses), and Section  10.4
                           (Indemnification)      shall       survive
                           termination  of  this  Agreement  or   the
                           Borrowers' Borrowing Rights.

11 Definitions and usages
   11.1 Definitions        In  this  Agreement, the  following  terms
                           shall have the following meanings:
                           Account  Balance  Agreements  shall  mean,
                           collectively,  the documents  between  the
                           Borrowers  and  the  Administrative  Agent
                           that   govern   certain  cash   management
                           services  to  be  made  available  by  the
                           Administrative  Agent  to  the  Borrowers,
                           including making Advances under the  Loans
                           to  cover  overdrafts  in  the  Designated
                           Account,  and  using any excess  funds  on
                           deposit in the Designated Account to  make
                           payments   on  the  outstanding   Advances
                           under the Loans, all from time to time  as
                           more   particularly  set  forth   in   the
                           various Account Balance Agreements.
                           Adjusted  NOI  shall  mean,  as   to   any
                           Property,  for any period, the actual  Net
                           Operating  Income  of  such  Property  for
                           such  period; provided that (i) all annual
                           expenses,  including, but not limited  to,
                           taxes  and  insurance, shall be  accounted
                           for   on   an  accrual  basis;  and   (ii)
                           expenses   shall   include   an    assumed
                           management  fee of five percent  (5%)  and
                           capital  expenses of Two  Hundred  Dollars
                           ($200.00)  per rental unit on average  per
                           year.
                           Administrative  Agent shall  mean  AmSouth
                           Bank  of  Alabama,  or its  successors  or
                           assigns.
                           Advances  or  Loan  Advances  shall   mean
                           advances  of principal upon the  Loans  by
                           the  Lenders  to  either or  both  of  the
                           Borrowers   under  the   terms   of   this
                           Agreement,     specifically     including,
                           without  limitation,  advances  under  the
                           Swing  Line Facility, the Notes and  draws
                           under the Letters of Credit.
                           Affiliate  of  a  specified  Person  means
                           another    Person   that   directly,    or
                           indirectly    through    one    or    more
                           intermediaries,  controls,  is  controlled
                           by  or  is  under common control with  the
                           specified   Person.   In   the   foregoing
                           definition,  control  of  a  Person  means
                           possession,  directly  or  indirectly,  of
                           the   power   to  direct  or   cause   the
                           direction  of the management  or  policies
                           of   a   Person,   whether   through   the
                           ownership   of   voting   securities,   by
                           contract or otherwise.
                           Aggregate Commitment means the sum of  the
                           Commitments  of the Lenders  at  any  time
                           available   to  the  Borrower  under   the
                           Loans.
                           America  First  shall mean  America  First
                           Florida    REIT,    Inc.,    a    Delaware
                           corporation, a wholly-owned Subsidiary  of
                           MAAC.
                           Annualized  Adjusted NOI shall  mean,  for
                           the  most  recent  two calendar  quarters,
                           the   Adjusted   NOI  for  such   calendar
                           quarters,  multiplied by the  integer  two
                           (2).
                           Annualized  EBITDA shall mean  EBITDA  for
                           the  most  recent  two calendar  quarters,
                           multiplied by the integer two (2).
                           Apartment   Community   shall   mean    an
                           apartment   community  owned   by   either
                           Borrower or Arizona, whether or not it  is
                           subject to a Negative Pledge or Mortgage.
                           Arizona  shall mean America First  Arizona
                           REIT,  Inc., an Arizona corporation, which
                           is   a  wholly-owned  Subsidiary  of  Mid-
                           America.
                           Assignee  shall have the meaning  assigned
                           to such term in Section 10.7(c).
                           Base  Rate  for  a day means  a  rate  per
                           annum  equal  to  the higher  of  (a)  the
                           Prime  Rate or (b) the sum of the  Federal
                           Funds  Rate  for the day plus 1.00%.   Any
                           change  in the Base Rate due to  a  change
                           in  the  Prime  Rate or the Federal  Funds
                           Rate  shall be effective on the  effective
                           date  of such change in the Prime Rate  or
                           the Federal Funds Rate, respectively.
                           Borrowers   mean  MAAC  and   Mid-America,
                           jointly, and, individually, a "Borrower".
                           Borrowing shall have the meaning  assigned
                           to that term in Section 1.2.
                           Borrowing  Base is the limitation  on  the
                           amount   of   the  Loan   which   may   be
                           outstanding at any time and from  time  to
                           time  during  the term of this  Agreement.
                           The  Borrowing Base shall equal (a) sixty-
                           five  percent  (65%) of  the  fair  market
                           value of the Properties which at the  time
                           of   determination  are  subject  to   the
                           Negative  Pledges  or the  Mortgages  plus
                           (b)  the  lesser  of  (i)  $15,000,000  of
                           construction   costs   approved   by   the
                           Administrative  Agent  for  a  Development
                           Project  or  (ii) fifty percent  (50%)  of
                           such  approved  costs; provided,  however,
                           the   amount  available  under  (b)  above
                           shall  in  no event exceed thirty  percent
                           (30%)  of  the sum of (a) plus  (b).   The
                           Properties   existing  as  of   the   date
                           hereof,  the present fair market value  of
                           each  thereof and the resulting  Borrowing
                           Base, are all as set forth in Schedule  2,
                           attached  hereto, and made a  part  hereof
                           by    reference.    No   other   Apartment
                           Community shall be deemed to constitute  a
                           Property   until   such   time   as    the
                           Administrative Agent shall  have  received
                           and   approved,   inter  alia,   Level   I
                           Environmental Surveys together  with  such
                           other   information  (including   asbestos
                           surveys)  as may be recommended,  by  such
                           Level   I   Environmental   Surveys,   and
                           current    information    regarding    the
                           Adjusted  NOI  of  such  Property,  and  a
                           Negative Pledge Agreement or Mortgage,  as
                           selected  by  the Borrowers  (and  related
                           documentation  as may be required  by  the
                           Administrative  Agent),   all   in   form,
                           content  and  conclusion  satisfactory  to
                           the   Administrative  Agent.    The   fair
                           market   value  of  Properties  shall   be
                           determined quarterly, on a "Net  Operating
                           Income"  basis, not later than the twenty-
                           second   (22nd)   day  of  each   calendar
                           quarter,  but as of the last  day  of  the
                           immediately  preceding  calendar  quarter,
                           from   the   Effective  Date   until   the
                           Termination   Date  of   the   Loans,   by
                           multiplying  the prior calendar  quarter's
                           Annualized    Adjusted   NOI    of    such
                           Properties by the integer ten (10).   MAAC
                           shall have the right, at its
                           option, to determine fair market value  by
                           appraisal,  provided that  (i)  valuations
                           shall  not be mixed between appraisal  and
                           Net  Operating Income, (ii) all appraisals
                           must   be  current  within  eighteen  (18)
                           months,  and  (iii)  all  appraisals  must
                           meet    Federal    Institutions    Reform,
                           Recovery  and  Enforcement Act  guidelines
                           and  be  approved  by  the  Administrative
                           Agent  and  all  Lenders.  Notwithstanding
                           anything   to   the   contrary   contained
                           herein, if a Property has been injured  or
                           damaged by fire or other casualty  to  the
                           extent  that twenty-five percent (25%)  of
                           the   apartment  units  included  in  such
                           Property  has been rendered uninhabitable,
                           the  Borrowing  Base shall be  immediately
                           reduced,  and  the  Loans  repaid  by  the
                           corresponding amount, in an  amount  equal
                           to  65%  of the fair market value of  such
                           Property    (as   determined    in    this
                           definition)  immediately  prior  to   such
                           damage or injury; provided, however,  that
                           if  the damaged Property is insured in  an
                           amount  sufficient to rebuild  or  restore
                           such  damage  and if rental  insurance  is
                           payable  for the repair and reconstruction
                           period,  no  reduction  in  the  Borrowing
                           Base will result hereunder.
                           Borrowing  Base Certificate shall  mean  a
                           certificate substantially in the  form  of
                           Exhibit   F,   duly   executed   by    the
                           Certifying  Officer,  setting   forth   in
                           reasonable  detail  the  calculations  for
                           each component of the Borrowing Base.
                           Borrowing  Notice shall have  the  meaning
                           assigned  to  that such  term  in  Section
                           2.1.
                           Borrowing  Rights of the  Borrowers  means
                           the  rights  of the Borrowers  under  this
                           Agreement to require the Lenders  to  make
                           Loans.
                           Business  Day  means a day  other  than  a
                           Saturday,  Sunday or other  day  on  which
                           commercial  banks  in Birmingham,  Alabama
                           and  New York, New York are authorized  or
                           required by law to close.
                           Certifying   Officer  shall  mean   MAAC's
                           chief financial officer.
                           Claims shall have the meaning assigned  to
                           that term in Section 10.4.
                           Code  shall mean the Internal Revenue Code
                           of  1986,  as  amended, or  any  successor
                           Federal tax code.
                           Commitment shall mean the portion  of  the
                           Loans to be made available by a Lender.
                           Controlled  Group means, for  a  Borrower,
                           all  members  of  a  controlled  group  of
                           corporations and all trades or  businesses
                           (whether   or   not  incorporated)   under
                           common  control  that, together  with  the
                           Borrower,   are  treated   as   a   single
                           employer   under  Section   414   of   the
                           Internal Revenue Code.
                           Conversion  means shall have  the  meaning
                           assigned to that term in Section 2.4.
                           Conversion  Date shall mean  the  date  on
                           which a Conversion occurs.
                           Conversion  Notice shall have the  meaning
                           assigned to that term in Section 2.4.
                           Debt  of a Person at a date means, without
                           duplication,
                           *  all   obligations  of  the  Person  for
                              borrowed    money,    including     all
                              obligations of the Person evidenced  by
                              bonds,   debentures,  notes  or   other
                              similar instruments,
                           *  all  obligations of the Person  to  pay
                              the   deferred   purchase   price    of
                              property  or  services,  except   trade
                              accounts     payable    and    deferred
                              compensation  arising in  the  ordinary
                              course of business,
                           *  all   obligations  of  the  Person   as
                              lessee under capital leases,
                           *  all  Debt of others secured by  a  Lien
                              on  assets  of the Person,  whether  or
                              not the Debt is assumed by the Person,
                           *  all  Debt of others Guaranteed  by  the
                              Person,
                           *  all   letters   of  credit   (excluding
                              letters  of  credit  enhancements   for
                              other   loans),  banker's  acceptances,
                              swap  transactions  and  similar  hedge
                              agreements, and
                           *  all  Debt of any partnership for  which
                              such Person is a general partner.
                           Default  means a condition or  event  that
                           constitutes an event of default  hereunder
                           or  that  with  the giving  of  notice  or
                           lapse  of time or both would, unless cured
                           or  waived,  become  a  Default,  as  more
                           specifically set forth in Section 7.
                           Designated  Account shall mean the  demand
                           deposit  account of Mid-America  with  the
                           Administrative Agent, designated  for  the
                           cash  management services contemplated  by
                           the Account Balance Agreements.
                           Development  Project is  a  real  property
                           which  is  being developed into,  or  upon
                           which  improvements are being  constructed
                           to   enable  it  to  become,  an  Eligible
                           Property.
                           EBITDA   shall  mean,  on  a  consolidated
                           basis,  earnings  before interest,  taxes,
                           depreciation and amortization,  calculated
                           in   accordance  with  GAAP,  consistently
                           applied.
                           Eligible  Property shall mean an Apartment
                           Community  which has met (or  which,  upon
                           completion     of     construction     and
                           development in accordance with  plans  and
                           specifications     approved     by     the
                           Administrative Agent, will have  met)  all
                           of  the requirements of the Administrative
                           Agent  for  approval as  a  Property.   No
                           Apartment  Community shall  be  deemed  to
                           constitute  an  Eligible  Property  unless
                           (a)  a  certificate of occupancy  (or  its
                           equivalent)  has  been  issued   for   the
                           entire   Apartment   Community,   or   the
                           Borrowers   shall   furnish   satisfactory
                           proof  to the effect that the improvements
                           for  the  entire Apartment Community  have
                           been   completed   and  that   the   local
                           government  having jurisdiction  does  not
                           issue  a certificate of occupancy (or  its
                           equivalent)     upon     completion     of
                           construction;   and  (b)   the   Apartment
                           Community  has achieved an occupancy  rate
                           of  at  least eighty percent (80%) for  at
                           least two (2) consecutive months.
                           Environmental  Laws means  all  applicable
                           local,  state  or federal laws,  rules  or
                           regulations  pertaining  to  environmental
                           regulation,   contamination  or   cleanup,
                           including,    without   limitation,    the
                           Comprehensive   Environmental    Response,
                           Compensation  and Liability Act  of  1980,
                           the  Resource  Conservation  and  Recovery
                           Act   of   1976  or  any  state  lien   or
                           superlien    or   environmental    cleanup
                           statutes.
                           ERISA   means   the  Employee   Retirement
                           Income Security Act of 1974.
                           Eurocurrency Reserve Requirements for  any
                           day  means  the aggregate of  the  maximum
                           reserve    percentage    (including    any
                           marginal,     special,    emergency     or
                           supplemental reserves) established by  the
                           Federal   Reserve  Board  and  any   other
                           banking  authority to which  a  Lender  is
                           subject  and  applicable to  'eurocurrency
                           liabilities', as such term is  defined  in
                           Regulation   D  of  the  Federal   Reserve
                           Board,  or any similar category of  assets
                           of  liabilities  relating to  eurocurrency
                           fundings.       Eurocurrency       Reserve
                           Requirements     shall     be     adjusted
                           automatically  on and as of the  effective
                           date   of   any  change  in  such  reserve
                           percentage.
                           Eurodollar  Borrowing  means  a  Borrowing
                           bearing interest at the Eurodollar Rate.
                           Eurodollar  Loan  means  a  Loan   bearing
                           interest at the Eurodollar Rate.
                           Eurodollar  Rate  shall  mean  the   LIBOR
                           Rate, plus the Margin.
                           Expenses  of  a Person means the  Person's
                           reasonable   out   of   pocket    expenses
                           (including  reasonable fees  and  expenses
                           of   the  Person's  outside  counsel)  and
                           reasonably  allocable expenses of  counsel
                           who are employees of the Person.
                           Federal  Funds  Rate for a day  means  the
                           rate   per  annum  (rounded  upwards,   if
                           necessary, to the nearest 0.01%) equal  to
                           the  weighted  average  of  the  rates  on
                           overnight federal funds transactions  with
                           members  of  the  Federal  Reserve  System
                           arranged by federal funds brokers  on  the
                           day,  as  published by the Federal Reserve
                           Bank  of  New  York  on the  Business  Day
                           following that day, provided that:
                           *  if  the day is not a Business Day,  the
                              Federal  Funds Rate for the  day  shall
                              be  the  rate  on such transactions  on
                              the   preceding  Business  Day  as   so
                              published  on  the  following  Business
                              Day, and
                           *  if  no such rate is so published on the
                              following  Business  Day,  the  Federal
                              Funds  Rate  for the day shall  be  the
                              average   rate   on  such   transaction
                              quoted  to the Administrative Agent  on
                              the  day by three federal funds brokers
                              of  recognized standing selected by the
                              Administrative Agent.
                           Federal  Reserve Board means the Board  of
                           Governors of the Federal Reserve System.
                           First    Tennessee   shall   mean    First
                           Tennessee  Bank  National  Association,  a
                           national  banking association  having  its
                           principal  place of business  in  Memphis,
                           Tennessee.
                           FTB   Letter  of  Credit  shall  have  the
                           meaning  assigned to that term in  Section
                           1.8.
                           Funds  from  Operations  has  the  meaning
                           assigned in Section 6.9.
                           GAAP  means  generally accepted accounting
                           principles   in  the  United   States   of
                           America  in  effect  from  time  to  time,
                           consistently applied.
                           Hazardous   Substances  shall   mean   and
                           include    all   hazardous    and    toxic
                           substances,   wastes  or  materials,   any
                           pollutants   or  contaminants  (including,
                           without   limitation,  asbestos  and   raw
                           materials    which    include    hazardous
                           constituents),   or  any   other   similar
                           substances   or   materials   which    are
                           included   under  or  regulated   by   any
                           applicable Environmental Laws.
                           Interest  Period  shall have  the  meaning
                           assigned to that term in Section 1.14.
                           Lenders  shall  have the meaning  assigned
                           to   such   term   in   the   introductory
                           paragraph of this Agreement.
                           Letter(s)   of  Credit  shall   have   the
                           meaning  assigned to that term in  Section
                           1.8.
                           Letter  of Credit Facility shall mean  the
                           portion  of the Aggregate Commitment  that
                           may  be  utilized  for  the  issuance   of
                           Letters of Credit.
                           LIBOR for an Interest Period means
                           *  the   interest  rate  per   annum   for
                              deposits   in   U.S.  dollars   for   a
                              maturity most nearly comparable to  the
                              Interest  Period that appears  on  page
                              3750  (or a successor page) of the  Dow
                              Jones  Telerate Screen as of  11  a.m.,
                              London  time,  on  the second  Business
                              Day   before  the  first  day  of   the
                              Interest Period, or
                           *  if  such rate does not so appear on the
                              Dow  Jones Telerate Screen, an interest
                              rate  per  annum (rounded  upwards,  if
                              necessary,  to  the next  1/16  of  1%)
                              equal  to the rate at which U.S. dollar
                              deposits    approximately   equal    in
                              principal  amount to the Administrative
                              Agent's  portion of such Borrowing  and
                              for   a  maturity  comparable  to   the
                              Interest  Period, are  offered  to  the
                              principal   London   office   of    the
                              Administrative  Agent  in   immediately
                              available    funds   in   the    London
                              interbank  market  at approximately  11
                              a.m.,   London  time,  on  the   second
                              Business  Day before the first  day  of
                              the Interest Period.
                           Lien  means,  for  an asset,  a  mortgage,
                           lien    (including   without    limitation
                           statutory    liens),    pledge,    charge,
                           security  interest or encumbrance  of  any
                           kind  in  respect of the asset,  including
                           the  interest of a vendor or lessor  under
                           a  conditional  sales  agreement,  capital
                           lease  or other title retention agreement,
                           or  any  preferential arrangement  of  any
                           kind.
                           Loan Documents shall mean this
                           Agreement,   the   Notes,   the   Negative
                           Pledges,   the   Mortgages,   any    other
                           instrument   or  document  at   any   time
                           evidencing or securing the Loans, and  any
                           other  instrument or document executed  by
                           the  Borrowers or Arizona with or in favor
                           of   the   Administrative  Agent  or   the
                           Lenders in connection with the Loans.
                           Loans  shall have the meaning assigned  to
                           such    term   in   Section   1.1,    and,
                           individually, a Loan.
                           MAAC  shall have the meaning given to such
                           term  in  the  introductory  paragraph  of
                           this Agreement.
                           Management  Fees  means, with  respect  to
                           each  Apartment Community for any  period,
                           an  amount equal to five percent  (5%)  of
                           the  aggregate  rent due and  payable  for
                           such  period under leases with tenants  at
                           such Apartment Community.
                           Market Value of Unencumbered Assets  shall
                           mean    Annualized   Adjusted    NOI    of
                           Unencumbered  Assets  multiplied  by   the
                           integer ten (10).
                           Margin means 175 basis points.
                           Margin  Stock  means  'margin  stock'   as
                           defined  in  Regulation U of  the  Federal
                           Reserve Board.
                           Material  Officer shall have  the  meaning
                           assigned to such term in Section 7.1(l).
                           Maturity Date means October 1, 1998.
                           Mid-America   shall   have   the   meaning
                           assigned  to such term in the introductory
                           paragraph of this Agreement.
                           Moody's   shall  mean  Moody's   Investors
                           Service, Inc.
                           Mortgage  shall  mean any deed  of  trust,
                           mortgage,  deed to secure debt,  or  other
                           similar lien instrument, executed  by  the
                           Borrowers  or Arizona for the  purpose  of
                           securing  the  Loans, and  constituting  a
                           valid  first  lien upon or security  title
                           in an Apartment Community.
                           Mortgaged   Property   shall   mean    the
                           Eligible  Properties subject to  the  lien
                           of a Mortgage.
                           Negative Pledges shall mean each  and  all
                           of  those  agreements now or at  any  time
                           hereafter  executed by either Borrower  as
                           a  condition to or otherwise in connection
                           with  the  Loans, pursuant to  which  such
                           Borrower,  as  the owner  of  an  Eligible
                           Property,  shall agree that  it  will  not
                           voluntarily  sell,  assign,  transfer   or
                           convey  such Eligible Property, nor  place
                           or  permit the existence of any Lien  upon
                           such  Eligible Property, in each  instance
                           without the prior written consent of  Two-
                           thirds  of the Lenders.  All such Negative
                           Pledges  shall be in recordable  form  and
                           shall  contain  such terms and  provisions
                           as    the   Administrative   Agent   shall
                           require;  and such term shall include  all
                           renewals,  modifications, restatements,and
                           amendments thereof, in whole or in part.
                           Negatively  Pledged  Property  shall  mean
                           the  Eligible  Properties  subject  to   a
                           Negative Pledge.
                           Net  Operating Income or NOI  means,  with
                           respect  to  any Apartment  Community  for
                           the  most  recent  two calendar  quarters,
                           "actual  property rental and other income"
                           (as  determined  by GAAP) attributable  to
                           such  Apartment  Community  accruing   for
                           such  period,  minus  the  amount  of  all
                           expenses   (as  determined  in  accordance
                           with  GAAP)  incurred in  connection  with
                           and    directly   attributable   to    the
                           ownership   and   operations    of    such
                           Apartment   Community  for  such   period,
                           including,  without limitation, Management
                           Fees  and amounts accrued for the  payment
                           of   real   estate  taxes  and   insurance
                           premiums,  but excluding interest  expense
                           or other debt service charges and any non-
                           cash  charges  such  as  depreciation   or
                           amortization  of  financing   costs.    In
                           calculating   NOI  attributable   to   any
                           Apartment  Community  first  acquired   or
                           opened   by  either  Borrower   during   a
                           quarter,   "actual  property  rental   and
                           other   income"  and  expenses  shall   be
                           adjusted   for   the  purposes   of   this
                           definition to reflect the full  amount  of
                           "actual  property rental and other income"
                           and   expenses   that  would   have   been
                           attributable  to such Apartment  Community
                           if  it  had been owned or opened  for  the
                           full quarter.
                           Net  Operating Loss for any  period  shall
                           mean  the amount by which expenses  exceed
                           income, all determined in accordance  with
                           GAAP.
                           Net  Worth or Tangible Net Worth means the
                           sum  of  consolidated shareholders' equity
                           and    minority   interests    in    MAAC,
                           determined   in  accordance   with   GAAP,
                           reduced  by  the amount of any  intangible
                           assets  of  MAAC, determined in accordance
                           with GAAP.
                           Notes  shall have the meaning assigned  to
                           such term in Section 1.4.
                           Notice  Addresses shall have  the  meaning
                           assigned in Section 10.1.
                           Office  of  a  Lender means  the  Lender's
                           office   designated  as  its  office   and
                           located  at  the  address  set  forth   on
                           Schedule  3, or such other office  as  the
                           Lender  designates as its office by notice
                           to  the  Borrowers and the  Administrative
                           Agent.
                           Participant   shall   have   the   meaning
                           assigned to such term in Section 10.7(b).
                           Payrate   shall  mean,  for  any  calendar
                           quarter,  the  ratio of Annualized  EBITDA
                           to Total Liabilities.
                           PBGC  means  the Pension Benefit  Guaranty
                           Corporation.
                           Pension  Plan at a time means an  employee
                           pension  benefit plan that is  covered  by
                           Title  IV  of  ERISA  or  subject  to  the
                           minimum  funding standards  under  Section
                           412  of  the Internal Revenue Code and  is
                           either  (a) maintained by a member of  the
                           Controlled  Group  for  employees   of   a
                           member  of  the Controlled  Group  or  (b)
                           maintained   pursuant  to   a   collective
                           bargaining  agreement or other arrangement
                           under  which more than one employer  makes
                           contributions  and to which  a  member  of
                           the  Controlled  Group is then  making  or
                           accruing    an    obligation    to    make
                           contributions or has within the  preceding
                           five plan years made contributions.
                           Person    means    an    individual,     a
                           corporation,     a     partnership,     an
                           association,  a trust or any other  entity
                           or  organization, including  a  government
                           or  political subdivision or an agency  or
                           instrumentality thereof.
                           Prime  Rate  means the per annum  rate  of
                           interest   publicly   announced   by   the
                           Administrative Agent as its Prime Rate  at
                           its   principal   office  in   Birmingham,
                           Alabama.   Each change in the  Prime  Rate
                           shall  be  effective  on  the  date   such
                           change    is    publicly   announced    as
                           effective.
                           Property    shall   mean   an    Apartment
                           Community,   now   owned   or    hereafter
                           acquired  by  either Borrower or  Arizona,
                           which  is  now  or at any  time  hereafter
                           subject   to  a  Negative  Pledge   or   a
                           Mortgage in connection with the Loans.
                           Proportionate  Share means the  respective
                           pro  rata interests of the Lenders in  the
                           Aggregate Commitment and in the Loans.
                           Register  shall have the meaning  assigned
                           to such term in Section 10.7(f).
                           Regulatory  Action means the  adoption  of
                           an  applicable law, rule or regulation, or
                           a  change  therein, or  a  change  in  the
                           interpretation  or administration  thereof
                           by  a governmental authority, central bank
                           or  comparable  agency  charged  with  the
                           interpretation or administration  thereof,
                           or  compliance by a Lender (or its Office)
                           with  a  request or directive (whether  or
                           not  having  the  force  of  law)  of  the
                           authority,   central  bank  or  comparable
                           agency.
                           Related  Person shall mean any Person  (i)
                           which   now   or  hereafter  directly   or
                           indirectly    through    one    or    more
                           intermediaries controls, or is  controlled
                           by,   or  is  under  common  control  with
                           either  Borrower,  or (ii)  which  now  or
                           hereafter  beneficially owns or holds  ten
                           percent  (10%) or more of the  partnership
                           interests  of Mid-America, or ten  percent
                           (10%)  or  more  of the capital  stock  of
                           MAAC,  or (iii) ten percent (10%) or  more
                           of    the   capital   stock,   partnership
                           interest   or  other  form  of   ownership
                           interest  of  which is beneficially  owned
                           or  held  by  either  Borrower.   For  the
                           purposes  hereof,  "control"  shall   mean
                           possession,  directly  or  indirectly,  of
                           the   power   to  direct  or   cause   the
                           direction  of the management and  policies
                           of   a   Person,   whether   through   the
                           ownership  of  voting stock or  interests,
                           by contract or otherwise.
                           Responsible   Officer   shall   have   the
                           meaning  ascribed to that term in  Section
                           1.7 hereof.
                           S&P  means  Standard & Poor's  Corporation
                           or a successor.
                           Secured  Debt  shall mean any indebtedness
                           of  either  Borrower which is secured,  in
                           whole  or  in  part, by  a  lien  upon  or
                           security    interest   in   an   Apartment
                           Community,  except that  the  Loans  shall
                           not  be  deemed  to constitute  a  Secured
                           Debt.
                           Subsidiary   of   a   Person    means    a
                           corporation or other entity a majority  of
                           whose   Voting   Stock  is   directly   or
                           indirectly owned by the Person.
                           Swing   Line  Facility  shall   have   the
                           meaning  assigned to such term in  Section
                           1.7.
                           Swing  Line Facility Note shall mean  that
                           certain  promissory note executed  by  the
                           Borrowers  in  the  principal  amount   of
                           $5,000,000,  evidencing  the  Swing   Line
                           Facility.
                           Tax  includes any present or  future  tax,
                           assessment  or  governmental   charge   or
                           levy.
                           Tax  Form  shall have the meaning assigned
                           to that term in Section 9.6.
                           Termination  Date shall mean  the  earlier
                           of  (a) October 31, 1998, or (b) the  date
                           as  of  which  the  Borrowers  shall  have
                           terminated  the Lender's commitment  under
                           the provisions of Section 1.17 hereof,  or
                           (c)   the  Lenders  have  terminated  this
                           Agreement under the provisions of  Section
                           7 hereof.
                           Title  Documents shall mean  any  and  all
                           real   property   title   searches,   real
                           property  title abstracts,  title  reports
                           and  other real property title information
                           regarding  any  Properties,  issued  by  a
                           title  insurance company or  other  source
                           pre-approved by the Administrative  Agent,
                           as    the    Administrative   Agent    may
                           reasonably  require hereunder  or  as  the
                           Administrative   Agent    may    otherwise
                           request from time to time.
                           Total    Annualized   Debt   Service    on
                           Indebtedness  shall mean  for  any  period
                           the  aggregate  amount  of  principal  and
                           interest  payments  due  for  such  period
                           upon  liabilities for borrowed money,  but
                           excluding balloon payments.
                           Total Annualized Fixed Charges shall  mean
                           for  any  period the aggregate  amount  of
                           preferred  stock distributions; principal;
                           and  interest  due  for such  period  upon
                           liabilities   for  borrowed   money,   but
                           excluding balloon payments.

                           Total   Development  and   Joint   Venture
                           Investment  shall mean the aggregate  from
                           time   to   time   of  (i)  a   Borrower's
                           expenditures   with   respect    to    any
                           Apartment  Community for land acquisition,
                           development  and construction costs  until
                           a  certificate  of occupancy  is  received
                           for  such entire Apartment Community  (or,
                           if   no   certificate  of   occupancy   is
                           available   from  the  local  governmental
                           authority  having jurisdiction  until  all
                           construction   of  the  entire   Apartment
                           Community  has been completed), plus  (ii)
                           the   amount  of  funds  or  other  assets
                           invested  by  a  Borrower  in  any   joint
                           venture   arrangement  with  any   Person,
                           whether or not a Related Person.
                           Total    Liabilities   shall   mean    the
                           aggregate  amount  of all  liabilities  of
                           both   Borrowers,  from   time   to   time
                           outstanding,  calculated on a consolidated
                           basis,  in  accordance with GAAP,  applied
                           on  a consistent basis.  (For the purposes
                           hereof, with respect to indebtednesses  of
                           any  joint venture in which a Borrower  is
                           a  party,  such Borrower's pro rata  share
                           of  the joint venture's liabilities  shall
                           be   considered   a  liability   of   such
                           Borrower,  if such joint venture liability
                           is   non-recourse;  but  if   such   joint
                           venture    liability   is    a    recourse
                           obligation,  the  total  amount  of   such
                           joint    venture   liability   shall    be
                           considered a liability of the Borrower.)
                           Total  Market Value of Assets shall  mean,
                           for  any calendar quarter, the EBITDA  for
                           the   most   recent   two   (2)   calendar
                           quarters,  multiplied by the  integer  two
                           (2)   (thereby  converting  the   calendar
                           quarter's    EBITDA   to   an   annualized
                           amount),  and then multiplying the  result
                           so obtained by the integer ten (10).
                           Two-Thirds  of  the Lenders means  Lenders
                           having  Commitments aggregating  at  least
                           two-thirds  of  the  Aggregate  Commitment
                           except  that  if the Borrowers'  Borrowing
                           Rights have terminated or for purposes  of
                           Section  7.2 (Action on Event of Default),
                           Two-Thirds  of  the Lenders means  Lenders
                           having  two-thirds of the aggregate unpaid
                           principal  amount  of  all  Loans  to  the
                           Borrowers.
                           Unencumbered  Assets  shall  mean   assets
                           which   are  not  subject  to   any   Lien
                           securing  an  indebtedness  or  obligation
                           owed  to  any  Person, and,  in  addition,
                           Mortgaged Properties.
                           Unfunded  Amount  shall have  the  meaning
                           assigned to such term in Section 2.3.
                           Unfunded Vested Liabilities for a  Pension
                           Plan  at a time means the amount (if  any)
                           by  which  (i)  the present value  of  all
                           vested  nonforfeitable benefits under  the
                           Pension Plan exceeds (ii) the fair  market
                           value   of   all   Pension   Plan   assets
                           allocable    to    such   benefits,    all
                           determined  as  of  the then  most  recent
                           valuation  date for the Pension Plan,  but
                           only   to  the  extent  that  such  excess
                           represents  a  potential  liability  of  a
                           member  of  the Controlled  Group  to  the
                           PBGC  or  the Pension Plan under Title  IV
                           of ERISA.
                           Unsecured  Debt shall mean  the  aggregate
                           amount   of   all  liabilities   of   both
                           Borrowers  not secured by a Lien  upon  or
                           in  either  Borrower's  assets;  and  such
                           term  shall  include, for the purposes  of
                           this Agreement, the Loans.
                           Unused   Fees   shall  have  the   meaning
                           assigned to that term in Section 1.11.
                           Withdrawal Liability means liability to  a
                           multiemployer  plan  as  a  result  of   a
                           complete  or partial withdrawal  from  the
                           multiemployer  plan,  as  such  terms  are
                           defined in Part I of Subtitle E of ERISA.
   11.2 Accounting terms andUnless  otherwise stated,  all  accounting
        determinations     terms  used  in  this Agreement  shall  be
                           interpreted,        all         accounting
                           determinations under this Agreement  shall
                           be made and all financial statements of  a
                           Borrower  required to be  delivered  under
                           this   Agreement  shall  be  prepared   in
                           accordance with GAAP.
   11.3 Miscellaneous usagesIn   this   Agreement,  unless   otherwise
                           stated  or  the context otherwise  clearly
                           requires, the following usages apply:
                           time periods In  computing  periods  from
                           a  specified
                           date  to a later specified date, the words
                           'from' and 'commencing on' (and the  like)
                           mean  'from and including,' and the  words
                           'to,'  'until' and 'ending  on'(  and  the
                           like) mean 'to but excluding.'
                           when action may be taken Any  action  permitted
                           to be  taken  under this  Agreement may be taken
                           at  any  time and from time to time.
          Birmingham, Alabama     All  indications of time of day shall mean
                           Central   Standard  Time  in   effect   in
                           Birmingham, Alabama.
          'including'; 'or'       'Including'  means  'including,  but   not
                           limited  to.'  'A or B' means 'A or  B  or
                           both.'
          statutes and     References   to  a  statute  include   all
          regulations      regulations    promulgated    under     or
                           implementing the statute, as in effect  at
                           the relevant time.
          agreements              References   to  an  agreement  (including
                           this   Agreement)  shall  refer   to   the
                           agreement  as  amended  at  the   relevant
                           time.

          governmental agencies   References to any governmental  or  quasi-
                           governmental  agency  or  authority  shall
                           include    any   successor    agency    or
                           authority.
          section references      References  to numbered sections  in  this
                           Agreement  shall  refer  to  all  included
                           sections.   For  example,  references   to
                           Section  6  shall also refer  to  Sections
                           6.1, 6.1(a), etc.
          other defined terms     Other  defined terms are contained  within
                           the body of this Agreement.

List of Schedules

  Schedule 1               List of Lenders (1.3)

  Schedule 1.13            Fees

  Schedule 2               List   of  Existing  Properties  and  Fair
                           Market Value (3.1)

  Schedule 3               Notice Addresses (10.1)


List of Exhibits

  Exhibit A                Notes (1.4)

  Exhibit B                Swingline Request (1.7)

  Exhibit C                Borrowing Notice (2.1)

  Exhibit D                Conversion Notice (2.4)

  Exhibit E                Attorney Opinion (3.1)

  Exhibit F                Borrowing Base Certificate (5.1)

  Exhibit G                Assignment (9.8)


                           MID-AMERICA APARTMENT COMMUNITIES,
                           INC.

                           By______________________________
                             Name__________________________
                             Title_________________________

                           By______________________________
                             Name__________________________
                             Title_________________________

                           MID-AMERICA APARTMENTS, L.P.

                           By Mid-America Apartments Communities,
                              Inc.
                              Its Sole General Partner

                           By______________________________
                             Name__________________________
                             Title_________________________

                           By______________________________
                             Name__________________________
                             Title_________________________



                          Signature page to
                      Revolving Credit Agreement




                              AMSOUTH BANK OF ALABAMA,
                              in its individual capacity as Lender
                              and as Administrative Agent


                              By______________________________
                                Name__________________________
                                Title_________________________

                          Signature page to
                      Revolving Credit Agreement




                              HIBERNIA NATIONAL BANK


                              By______________________________
                                Name__________________________
                                Title_________________________

                          Signature page to
                      Revolving Credit Agreement




                              SIGNET BANK


                              By______________________________
                                Name__________________________
                                Title_________________________

                          Signature page to
                      Revolving Credit Agreement




                              FIRST TENNESSEE BANK, N.A.


                              By______________________________
                                Name__________________________
                                Title_________________________
                              SCHEDULE 1


                           List of Lenders


AmSouth Bank of Alabama

Hibernia National Bank

Signet Bank

First Tennessee Bank, N.A.
                            SCHEDULE 1.13


                                 Fees


TOTAL FEES                                                 $206,250.00


Administrative Agent                                        $52,500.00

AmSouth Bank of Alabama, as Lender                           37,500.00

Signet Bank                                                  56,250.00

Hibernia National Bank                                       56,250.00

First Tennessee Bank, N.A.                                    3,750.00